FORM N-1A

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                      Post-Effective Amendment No. 65 [X]
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                              Amendment No. 56 [X]

                           MIDAS DOLLAR RESERVES, INC.
               (Exact Name of Registrant as Specified in Charter)

                  11 HANOVER SQUARE, NEW YORK, NEW YORK, 10005
               (Address of Principal Executive Offices) (Zip Code)

                                 1-212-480-6432
              (Registrant's Telephone Number, including Area Code)

                                 JOHN F. RAMIREZ
                      11 Hanover Square, New York, NY 10005
                     (Name and Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box)

____     immediately upon filing pursuant to paragraph (b) of Rule 485

____     on (date) pursuant to paragraph (b) of Rule 485

_X__     60 days after filing pursuant to paragraph (a)(i) of Rule 485

____     on (date) pursuant to paragraph (a)(i) of Rule 485

____     75 days after filing pursuant to paragraph (a)(ii) of Rule 485

____     on (date) pursuant to paragraph (a)(ii) of Rule 485


If appropriate, check the following box:

____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part A. Prospectus



                                  Midas Funds
                           Discovering Opportunities
                               [GRAPHIC OMITTED]

                             o MIDAS DOLLAR RESERVES
                        o MIDAS FUND o MIDAS SPECIAL FUND

This prospectus, dated May 1, 2006, contains information you should know about the Funds before you invest. The operations and results of each Fund are unrelated to those of the other Funds. This combined prospectus has been prepared for your convenience so that you can consider three investment choices in one document. Please keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS

SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS........................2

PAST PERFORMANCE...............................................................3

FEES AND EXPENSES OF THE FUNDS.................................................5

PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS.........................6

ADDITIONAL INVESTMENT RISKS....................................................8

PORTFOLIO MANAGEMENT...........................................................9

MANAGEMENT FEES................................................................9

DISTRIBUTION AND SHAREHOLDER SERVICES..........................................9

PURCHASING SHARES.............................................................10

EXCHANGE PRIVILEGES...........................................................11

REDEEMING SHARES..............................................................11

ACCOUNT AND TRANSACTION POLICIES..............................................12

DISTRIBUTIONS AND TAXES.......................................................13

FINANCIAL HIGHLIGHTS..........................................................13

             SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

What are the investment objectives of the Midas Funds?

MIDAS DOLLAR RESERVES is a money market fund seeking maximum current income consistent with preservation of capital and maintenance of liquidity.

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

MIDAS SPECIAL FUND seeks capital appreciation.

--------------------------------------------------------------------------------
What are the principal investment strategies of the Midas Funds?

MIDAS DOLLAR RESERVES invests exclusively in securities issued by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"). The Fund is a money market fund and as such is subject to specific Securities and Exchange Commission rules. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")).

MIDAS FUND invests at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources ("Natural Resources Companies") and (ii) gold, silver and platinum bullion. Up to 35% of the Fund's assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies and fixed income securities of any issuers, including U.S. Government Securities. The Fund may invest in domestic or foreign companies that have small, medium or large capitalizations. A stock is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment or when the Fund must meet redemptions. In seeking to enhance returns, the Fund may use futures, options and short sales, and may use leverage to the extent permitted under the 1940 Act. The Fund concentrates its investments by investing at least 25% of its total assets in Natural Resources Companies.

MIDAS SPECIAL FUND invests aggressively solely for capital appreciation. Prior to May 1, 2006 Midas Special Fund was named "Midas Special Fund." The
Fund may invest in any security type, equity or fixed income, and in any industry sector, in domestic or foreign companies that have small, medium or large capitalizations. A security is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment or when the Fund must meet redemptions. In seeking to enhance returns, the Fund may use futures, options and short sales, and may use leverage to the extent permitted under the 1940 Act. The Fund employs seasonal and other timing strategies (as described under "Midas Special Fund is subject to the Principal Risks associated with:") and, from time to time, may take a defensive position, sell securities short, and/or invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a defensive position, it may not achieve its investment objective.

--------------------------------------------------------------------------------
What are the principal risks of investing in the Midas Funds?

Midas Fund and Midas Special Fund are subject to the following risks:

Foreign Investment. The Funds are subject to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Funds may invest could adversely affect the value of your investment. Also, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to the potential for inadequate or inaccurate financial information about companies, political disturbances, and wider fluctuations in currency exchange rates.

Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a Fund's investment. Money borrowed for leveraging is limited to 33 1/3 % of the value of each Fund's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.

Market. The market risks associated with investing in a Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money.

Non-Diversification. The Funds are non-diversified which means that more than 5% of a Fund's assets may be invested in the securities of one issuer. As a result, each Fund may hold a smaller number of issuers than if it were diversified. Investing in a Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total returns.

Short Selling and Options and Futures Transactions. The Funds may engage in short selling up to 100% of their net assets, and they may engage in options and futures transactions but are subject to cover requirements (See "Cover for Options, Futures and Forward Currency Contract Strategies" in the Statement of Additional Information for more information). There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

Small Capitalization. The Funds may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small capitalization stocks are more vulnerable than stocks of larger companies to adverse business or economic developments. The securities of small companies generally are less liquid.

Midas Fund is also subject to the risks associated with:

Concentration. The Fund is subject to industry concentration risk, which is the risk that the Fund's performance can be significantly affected by the developments in the precious metals and natural resources industries.

Mining. Resource mining by its nature involves significant risks and hazards to which this Fund is exposed. Even when a resource mineralization is discovered, there is no guarantee that the economically minable reserves will result. Mining exploration can last over a number of years, incur substantial costs, and not lead to any new commercial mining.

Precious Metals Prices. Investments in gold, silver, platinum and other natural resources are considered speculative. Their prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.

Midas Special Fund is also subject to the risks associated with:

Fixed Income Securities Risk. The Fund may invest in fixed income investments which are affected by interest rates. When interest rates rise, the prices of bonds typically fall in proportion to their maturities. Debt securities are also subject to credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. If issuers exercise this right, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.

Midas Dollar Reserves is subject to the following risks:

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in debt and mortgage-backed securities issued by government instrumentalities are neither insured nor guaranteed by the United States Treasury. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                PAST PERFORMANCE

The bar charts provide some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. The tables compare the Funds' average annual returns for the 1, 5 and 10 year periods with appropriate broad based securities market indices (except in the case of Midas Dollar Reserves) and in so doing also reflect the risks of investing in the Funds. The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") is an index that is unmanaged and fully invested in common stocks. The Morningstar Specialty Fund-Precious Metals Average ("PMA") is an equally weighted average of the managed precious metals funds tracked by Morningstar. The Russell 2000 Index is an index that is unmanaged and fully invested in common stocks of small companies. The Lipper U.S. government Money Market Funds Average ("LMMFA") is a straight average of all money market funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days, and which intend to keep a constant net asset value ("NAV"). Both the bar charts and the tables assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

   MIDAS DOLLAR RESERVES - Year-by-year total return as of 12/31 each year (%)


 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 4.74    4.96    4.69    4.38    5.74    3.11    0.63    0.15    0.29    1.61

Best Quarter:
7/00-9/00
1.54%

Worst Quarter:
7/03-9/03
0.06%


For information on the Fund's 30-day annualized yield, call toll-free 1-800-400-MIDAS (6432).

       Average annual total return for the periods ended December 31, 2005


                                   1 Year                 5 Years               10 Years
                                   ------                 -------               --------
Midas Dollar Reserves               1.61%                  1.16%                 3.01%
LMMFA                               2.43%                  1.62%                 3.34%

        MIDAS FUND - Year-by-year total return as of 12/31 each year (%)


 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
21.22  -59.03  -28.44   -9.93  -38.24    13.1   61.05   43.79   -2.72   39.72


Best Quarter:
1/96-3/96
35.76%

Worst Quarter:
10/97-12/97
(40.90)%

      Average annual total returns For the periods ended December 31, 2005


                                                                                  1 Year              5 Years             10 years
                                                                                  ------              -------             --------
Return Before Taxes                                                               39.72%               28.91%             (3.45)%
Return After Taxes on Distributions                                               39.72%               28.91%             (3.45)%
Return After Taxes on Distributions and Sale of Fund Shares                       25.82%               24.97%             (2.67)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                  4.91%                0.54%               9.07%
PMA (reflects no deduction for fees, expenses or taxes)                           30.76%               29.45%               6.50%

    MIDAS SPECIAL FUND - Year-by-year total return as of 12/31 each year (%)

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 1.06   5.23    -5.00   30.58  -21.18  -27.82  -10.66    4.88   10.63   -1.20

Best Quarter:
10/99-12/99
35.37%

Worst Quarter:
7/98/-9/98
(26.91%)

      Average annual total returns for the periods ended December 31, 2005

                                                                                   1 Year             5 Years             10 years
                                                                                   ------             -------             --------
Return Before Taxes                                                               (1.20)%             (5.86)%             (2.62)%
Return After Taxes on Distributions                                               (5.86)%             (5.86)%             (4.57)%
Return After Taxes on Distributions and Sale of Fund Shares                       (2.32)%             (3.36)%             (2.15)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                  4.91%               0.54%               9.07%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)             4.55%               8.22%               9.26%

The returns shown above include the effect of reinvesting dividends and capital gains. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Because actual after tax returns depend on a shareholder's tax situation, returns may vary from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as individual retirement accounts.

                         FEES AND EXPENSES OF THE FUNDS

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Shareholder fees are paid out of your account. Annual fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases............................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.................NONE
Redemption Fee within 30 days of purchase (all Funds except
Midas Dollar Reserves).................................................... 1.00%

Your account will be charged a $20 small account fee if its value on the next to last business day of the calendar year is less than $500, unless it is an IRA, or you participate in the Midas Automatic Investment Program.

Annual Fund Operating Expenses (expenses as % of average daily net assets that are deducted from Fund assets)


                                                          Distribution and                                Total Annual Fund
                                Management Fees        Service (12b-1) Fees       Other Expenses*        Operating Expenses
                            ------------------------  -----------------------  --------------------- ------------------------
Midas Dollar Reserves               0.50%                      0.25%                   1.59%                    2.34%**
Midas Fund                          1.00%                      0.25%                   1.54%                    2.79%
Midas Special Fund                  0.94%                      1.00%                   2.09%                    4.03%


* Includes the reimbursement by each Fund to the investment manager for providing certain compliance and accounting services at cost authorized by the Board of Directors, and interest and fee expense on borrowings. ** Beginning on June 4 , 2001, the investment manager and the distributor began voluntarily reimbursing all of their fees. These voluntary reimbursements may be terminated at any time. Taking these reimbursements into account, for the fiscal year ended December 31, 2005, management fees were 0.00%, distribution and service (12b-1) fees were 0.00% and total annual Fund operating expenses were 1.59%. Commencing July 10, 2003, the investment manager voluntarily has absorbed certain Fund expenses so that the Fund's current one day yield equals or exceeds 0.05%. This arrangement may be discontinued by the investment manager at any time.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                   One Year              Three Years              Five Years              Ten Years
                                            ----------------------  ----------------------  ---------------------- -----------------
Midas Dollar Reserves                                $237                   $730                   $1,250                  $2,676
Midas Fund                                           $282                   $865                   $1,474                  $3,119
Midas Special Fund                                   $405                 $1,227                   $2,064                  $4,231

             PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

MIDAS DOLLAR RESERVES seeks maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in U.S. Government Securities. The U.S. Government Securities in which the Fund may invest include U.S. Treasury notes and bills and certain agency securities that are backed by the full faith and credit of the U.S. government. The Fund also may invest without limit in securities issued by U.S. government agencies and instrumentalities that may have different degrees of government backing as to principal or interest, but which are not backed by the full faith and credit of the U.S. government. These issuers may be chartered or sponsored by Acts of Congress, but their securities are neither insured nor guaranteed by the U.S. Treasury.

     The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

     For additional investment risks associated with the Fund, please read "Additional Investment Risks" below.

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund will invest at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Additionally, up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies, and in fixed income securities of any issuer, including U.S. Government Securities. The Fund may invest in domestic or foreign companies which have small, medium or large capitalizations.

     Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gas), chemicals, forest products, real estate, food products and other basic commodities. In making investments for the Fund, the investment manager may consider, among other things, the ore quality of metals mined by a company, a company's mining, processing and fabricating costs and techniques, the quantity of a company's unmined reserves, quality of management, and marketability of a company's equity or debt securities. Management will emphasize the potential for growth of the proposed investment, although it also may consider an investment's income generating capacity as well. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when an investment in the issuer no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions. When seeking to achieve its secondary objective of current income, the Fund normally invests in fixed income securities of issuers with investment grade ratings.

     The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short selling. Additionally, the Fund may invest in special situations such as restricted securities, liquidations and reorganizations.

     The Fund may, from time to time, under adverse market conditions, take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.

Midas Fund is subject to the Principal Risks associated with:
-------------------------------------------------------------------------------

     Concentration Risk. The Fund is subject to industry concentration risk, which is the risk that the Fund's performance can be significantly affected by the developments in the precious metals and resource industries.

     Foreign Investment. The Fund is subject to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Fund may invest could adversely affect the value of your investment. Also, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to the potential for inadequate or inaccurate financial information about companies, political disturbances, and wider fluctuations in currency exchange rates.

     Leverage Risk. The Fund may use leverage to the extent permitted under the 1940 Act. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's investment. Money borrowed for leveraging is limited to 33 1/3 % of the value of the Fund's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.

     Market Risk. The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends. The Fund may invest in emerging companies and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations. These investments may involve above average market price volatility and greater risk of loss.

     Mining Risk. Resource mining by its nature involves significant risks and hazards. Even when a resource mineralization is discovered, there is no guarantee that economically minable reserves will result. Mining exploration can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.

     Natural Resources and Precious Metals Investing Risk. The Fund's investments can be significantly affected by developments in the precious metals and resource industries and are linked to the prices of gold, silver, platinum and other natural resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum and other natural resources could have a substantial effect on supply and demand in countries throughout the world. Additionally, the majority of such producers are domiciled in a limited number of countries.

     Investments related to gold, silver, platinum and other natural resources are considered speculative. Bullion and coins do not generate income, unless loaned, and their returns to the Fund are from gain or loss realized on sale. The Fund pays custody costs to store its bullion and coins.

     Non-Diversification. The Fund is non-diversified which means that more than 5% of the Fund's assets may be invested in the securities of one issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. Investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total returns.

     Short Selling, Options and Futures Transaction Risk. The Fund may engage in short selling and options and futures transactions to increase returns. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

     The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security. The Fund will realize a gain if the borrowed security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

     Possible losses from short sales differ from losses that could be incurred from purchases of securities. Losses on securities sold short are theoretically unlimited because a Fund's loss arises from increases in the value of the security sold short. Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security's value cannot drop below zero.

     Small Capitalization. The Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small capitalization stocks are more vulnerable than stocks of larger companies to adverse business or economic developments. The securities of small companies generally are less liquid. During broad market downturns, Fund values may fall further than those of funds investing in larger companies. Full development of small capitalization companies takes time, and for this reason the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

     For additional investment risks associated with the Fund, please read "Additional Investment Risks" below.

MIDAS SPECIAL FUND invests aggressively for solely capital appreciation.

         The Fund will exercise a flexible strategy in the selection of securities, and will not be limited by the issuer's location, size, or market capitalization. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers with no minimum rating, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as "leveraging" and may invest defensively in short term, liquid, high grade securities and money market instruments. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance. The Fund may invest in debt securities rated below investment grade, commonly referred to as junk bonds, as well as investment grade and U.S. Government Securities. Generally, investments in securities in the lower rating categories or comparable unrated securities provide higher yields but involve greater price volatility and risk of loss of principal and interest than investments in securities with higher ratings. The Fund also may lend portfolio securities to other parties and may engage in short selling.

         To achieve the Fund's objective, the investment manager may use a seasonal investing strategy to invest the Fund's assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior as driven by and related to accounting periods, tax events and other calendar related phenomenon. The investment manager's analysis also takes into consideration those periods during the year in which it anticipates that investors are more likely to invest additional money into the securities markets. These periods can be related to accounting periods and may be further refined by considerations of tax cycles, holidays, and other factors. During other periods anticipated to be less favorable, under adverse market conditions, and from time to time, the Fund may take a defensive position, sell securities short, and/or invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a defensive position, it may not achieve its investment objective.

Midas Special Fund is subject to the Principal Risks associated with:
--------------------------------------------------------------------------------

          Fixed Income Securities Risk. The Fund may invest in fixed income investments which are affected by interest rates. When interest rates rise, the prices of bonds typically fall in proportion to their maturities. Debt securities are also subject to credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Fund invests. Ratings are only the opinions of the agencies issuing them, however, are not absolute guarantees as to quality.

          Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

          Foreign Investment. The Fund is subject to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Fund may invest could adversely affect the value of your investment. Also, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to the potential for inadequate or inaccurate financial information about companies, political disturbances, and wider fluctuations in currency exchange rates.

          Leverage Risk. The Fund may use leverage to the extent permitted under the 1940 Act. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's investment. Money borrowed for leveraging is limited to 33 1/3 % of the value of the Fund's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.

          Market Risk. The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends. The Fund may invest in emerging companies and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations. These investments may involve above average market price volatility and greater risk of loss.

          Non-Diversification. The Fund is non-diversified which means that more than 5% of the Fund's assets may be invested in the securities of one issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. Investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total returns.

          Short Selling, Options and Futures Transaction Risk. The Fund may engage in short selling and options and futures transactions to increase returns. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

          The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security. The Fund will realize a gain if the borrowed security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

          Possible losses from short sales differ from losses that could be incurred from purchases of securities. Losses on securities sold short are theoretically unlimited because a Fund's loss arises from increases in the value of the security sold short. Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security's value cannot drop below zero.

          Small Capitalization. The Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small capitalization stocks are more vulnerable than stocks of larger companies to adverse business or economic developments. The securities of small companies generally are less liquid. During broad market downturns, Fund values may fall further than those of funds investing in larger companies. Full development of small capitalization companies takes time, and for this reason the Fund should be considered long term investments and not vehicles for seeking short term profit.

          For additional investment risks associated with the Fund, please read "Additional Investment Risks" below.

                           ADDITIONAL INVESTMENT RISKS

The Funds may be subject to additional risks which are derived from investment strategies that are not principal investment strategies. Some additional risks that apply to certain of the Funds, as indicated, are:

Active Trading. Midas Fund and Midas Special Fund may trade securities actively. This strategy could increase transaction costs, reduce performance and may result in taxable distributions, and accordingly lower a Fund's after tax performance.

Below Investment Grade Securities Risk. Midas Special Fund may invest in below investment grade securities. Midas Fund may invest up to 35% of its assets in fixed income securities rated below investment grade. Neither Midas Special Fund nor Midas Fund have a current intention of investing more than 5% of its assets in such securities during the coming year. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody's) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater fluctuations than higher rated fixed income securities. The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. "Junk bonds" may also be subject to greater credit risk because they may be issued in connection with corporate restructuring by highly leveraged issuers or they may not be current in the payment of interest or principal or in default.

Illiquid Securities. Midas Fund and Midas Special Fund may each invest up to 15% of its net assets in illiquid securities. A potential risk from investing in illiquid securities is that illiquid securities cannot be disposed of quickly in the normal course of business. Also, illiquid securities can be more difficult to value than more widely traded securities and the prices realized from their sale may be less than if such securities were more widely traded. See discussion under "Valuations."

Fixed Income Risk. Midas Dollar Reserves, Midas Fund and Midas Special Fund may invest in fixed income investments which are affected by interest rates. When interest rates rise, the prices of bonds typically fall in proportion to their maturities. Debt securities are also subject to credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Funds invest. Ratings are only the opinions of the agencies issuing them, however, are not absolute guarantees as to quality.

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Funds may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

Portfolio Management. The portfolio manager's skill in choosing appropriate investments for the Funds will determine in large part whether the Funds achieve their investment objectives.

                              PORTFOLIO MANAGEMENT

Midas Management Corporation is the investment manager for each of the Funds. It provides day-to-day advice regarding portfolio transactions for each Fund. The investment manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund's business and administration. Its address is 11 Hanover Square, New York, New York 10005.

Marion E. Morris and John F. Ramirez co-manage Midas Dollar Reserves. Ms. Morris has been a Senior Vice President of the investment manager and all of the Funds since 2000. She is Director of Fixed Income and a member of the Investment Policy Committee of the investment manager. Mr. Ramirez has been Vice President of the investment manager and all of the Funds since 2005. Previously, he served as Assistant Vice President of the investment manager since 2002, Compliance Administrator of the investment manager since 2004, and worked in other capacities for the investment manager since 2000. He is also a member of the Investment Policy Committee of the investment manager.

Thomas B. Winmill has served as the portfolio manager of Midas Fund since 2002. He has been president of the investment manager since 1995 and the distributor since 1991. He also serves as president and director for the Funds. He has served as a member of the investment manager's Investment Policy Committee since 1990. As the current Chairman of the Investment Policy Committee, he helps establish general investment guidelines. He is a member of the New York Section member society of the American Institute of Mining, Metallurgical, and Petroleum Engineers, Inc.

Bassett S. Winmill has served as the portfolio manager of Midas Special Fund since 1999. He is the Chief Investment Strategist of the investment manager and a member of its Investment Policy Committee. Prior to serving as portfolio manager to Midas Special Fund, he was Chairman of the Investment Policy Committee. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts.

Additional information regarding portfolio manager compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds may be found in the Statement of Additional Information.

                                 MANAGEMENT FEES

Each Fund pays a management fee to the investment manager at an annual rate based on each Fund's average daily net assets. Midas Fund pays a management fee of 1.00% on the first $200 million of average daily net assets, declining thereafter. Midas Special Fund pays a management fee of 1.00% on the first $10 million of average daily net assets, declining thereafter. Midas Dollar Reserves pays a management fee of 0.50% on the first $250 million of average daily net assets, declining thereafter. For the fiscal year ended December 31, 2005, Midas Fund, Midas Special Fund, and (before waivers/reimbursement) Midas Dollar Reserves paid the investment manager a fee of 1.00%, 0.94% and 0.50%, respectively, of the Fund's average daily net assets.

A discussion regarding the basis for the Board of Directors approval of the investment management agreement is available in the Funds' semi- annual report to shareholders.

                      DISTRIBUTION AND SHAREHOLDER SERVICES

Investor Service Center, Inc. is the distributor of the Funds and provides distribution and shareholder services. Each of the Funds has adopted a plan under Rule 12b-1 and pays the distributor a 12b-1 fee as compensation for distribution and shareholder services based on each Fund's average daily net assets, as shown below. These fees are paid out of the Fund's assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Midas Dollar Reserves and Midas Fund each pay a 12b-1 fee equal to 0.25% per annum of the Fund's average daily net assets. Midas Special Fund pays a 12b-1 fee equal to 1.00% per annum of the Fund's average daily net assets.

                                PURCHASING SHARES

Your price for Fund shares is the Fund's next calculation, after the order is received by the Fund's transfer agent or its authorized agent, of NAV per share which is determined as of the close of regular trading on the New York Stock Exchange ("Exchange")(currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each day the Exchange is open. Investments in Midas Dollar Reserves received before 4 p.m., eastern time, receive that day's NAV and are entitled to receive dividends commencing the next business day. The Funds' shares will not be priced on the days on which the Exchange is closed for trading If you purchase shares through a broker, that broker may charge separate transaction fees on the purchase and/or sale of such shares. Certificates will not be issued and all shares will be kept by book entry in the stock transfer books of Unified Fund Services, Inc., the Funds' transfer agent.

--------------------------------------------------------------------------------
Opening Your Account


By Check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110 (see Minimum Investments below). Checks must be payable to the order of Midas Funds in U.S. dollars. Third party checks cannot be accepted. You will be charged an $8 fee for any check that does not clear.

By Wire. Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with a shareholder services representative of the transfer agent ("Shareholder Services Representative") and give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, the amount to be wired, and to be assigned a Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Midas Funds., P.O. Box 6110, Indianapolis, IN 46206-6110. This service is not available on days when the Federal Reserve wire system is closed. For wiring instructions and automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

                               Minimum Investments


Account Type                    Initial         Subsequent           IRA Accounts                Initial       Subsequent
---------------------------- --------------  ----------------  ---------------------------- ---------------- --------------
Regular                         $1,000           $100            Traditional, Roth IRA           $1,000          $100
UGMA/UTMA                       $1,000           $100            Spousal, Rollover IRA           $1,000          $100
403(b) plan                     $1,000           $100            Education Savings Account       $1,000          $100
Automatic Investment Program      $100           $100            SEP, SAR-SEP, SIMPLE IRA        $1,000          $100
---------------------------- --------------  ----------------  ---------------------------- ---------------- --------------

Midas Automatic Investment Program. With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s).

                       Midas Automatic Investment Program

Plan                                         Description
----------------------------------------     --------------------------------------------------------------------------------------
Midas Bank Transfer Plan                     For making automatic investments from a designated bank account.

Midas Salary Investing Plan                  For making automatic investments through a payroll deduction.

Midas Government Direct Deposit Plan         For making automatic investments from your federal employment, Social Security or other regular federal government check.

Shareholder Identification Program. The Fund will close an account within 20 business days of account opening at the NAV of the Fund on the day the account is closed if it cannot be reasonably certain of the customer's identity. The Fund's transfer agent will correspond with the shareholder to advise them, if appropriate, why their account is being closed and the efforts conducted to attempt to verify their identity.

For more information, or to request the necessary authorization form, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with a Shareholder Services Representative. You may modify or terminate the Midas Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Midas Salary Investing Plan or Midas Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. government agency, respectively.

--------------------------------------------------------------------------------
Adding to Your Account

By Check. Complete a Midas Funds FastDeposit form which is detachable from your account statement and mail it, along with your check, drawn to the order of the Fund, to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110 (see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, the name of the Fund and the name of the registered owner.

By Electronic Funds Transfer (EFT). The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account on the same business day. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check and a New Technology Medallion Guaranteed Stamp (see Minimum Investments above). To initiate an EFT transaction, call 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

By Wire. Subsequent investments by wire may be made at any time without having to call by simply following the same wiring procedures under "Opening Your Account" (see Minimum Investments above).

Valuations. Except for Midas Dollar Reserves, Fund investments are valued based on market value determined as of the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4 p.m. eastern time. Where market quotations are not readily available or where there is no ready market for a security (such as certain types of illiquid or thinly traded securities), securities will be valued based on fair value as determined in good faith by or under the direction of the Fund's board. Occasionally, events affecting the value of foreign securities and currency exchange rates occur between the time at which they are determined and the close of trading on the Exchange, which events will not be reflected in a computation of the Fund's NAV on that day. Such events may be company specific, such as earnings reports, country or region specific, such as a natural disaster or terrorist activity, or global in nature. If events materially affecting the value of such securities occur during such time period, the securities will be valued at their fair value as determined in good faith - by or under the direction of the Fund's board. Fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. In the case of Midas Dollar Reserves, the Fund values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.

                               EXCHANGE PRIVILEGES

You may exchange at least $500 worth of shares of a Fund for shares of any other of the Midas Funds (provided the registration is exactly the same, the shares of the Fund you do not currently own may be sold in your state of residence, and the exchange may otherwise legally be made). To exchange shares, please call Midas Funds toll-free at 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on any business day of the Fund and provide the following information: account registration including address and number; taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, your account number, if any, in the Fund to be purchased; and your identity and telephone number. Shares of all Funds (except Midas Dollar Reserves) exchanged within 30 days of purchase will be subject to a 1% redemption fee.

                                REDEEMING SHARES

Generally, you may redeem shares of the Funds by any of the methods explained below. Requests for redemption should include the following information: name(s) of the registered owner(s) of the account, account number, Fund name, amount you want to sell (number of shares or dollar amount), and name and address or wire information of person to receive proceeds. Shares of all Funds (except Midas Dollar Reserves) redeemed within 30 days of purchase will be subject to a 1% redemption fee. IRAs will be subject to a pre-age 59-1/2 distribution/transfer fee of $10 and a plan termination fee of $20 per IRA.

In some instances, a New Technology Medallion Guaranteed Stamp may be required. New Technology Medallion Guaranteed Stamps protect against unauthorized account transfers by assuring that a signature is genuine. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, one signature must be guaranteed. Please call us to ensure that your New Technology Medallion Guaranteed Stamp will be processed correctly.

By Mail. Write to Midas Funds., P.O. Box 6110, Indianapolis, IN 46206-6110, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.

Midas Dollar Reserves Check Writing Privilege for Easy Access. Upon request, you may establish free, unlimited check writing privileges, with only a $250 minimum per check, through Midas Dollar Reserves. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment. You will be subject to a $20 charge for refused checks, which may change without notice. To obtain checks, please call a Shareholder Services Representative between 8 a.m. and 6 p.m., eastern time, on business days, at 1-800-400-MIDAS (6432). The Fund generally will not honor a check written by a shareholder that requires the redemption of recently purchased shares for up to 10 calendar days or until the Fund is reasonably assured of payment of the check representing the purchase. Since the value of your account changes each day as a result of daily dividends, you should not attempt to close an account by writing a check. Canceled checks are not returned to shareholders, although copies will be available upon request.

By Telephone or Internet. To expedite the redemption of Fund shares call 1-800-400-MIDAS (6432) to speak with an a Shareholder Services Representative between 8 a.m. and 6 p.m., eastern time, on business days. For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

         For Electronic Funds Transfer (EFT). You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.

         For Federal Funds Wire. If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank. A $10 fee per wire transfer applies.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the Fund.

                        ACCOUNT AND TRANSACTION POLICIES

Telephone Privileges. The Fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions, such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent if the Fund followed reasonable procedures.

Assignment. You may transfer your Fund shares to another owner. For instructions, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with a Shareholder Services Representative.

Frequent Trading. Frequent trading into and out of the Funds can disrupt portfolio investment strategies, harm performance and increase expenses for all shareholders, including long term shareholders who do not generate these costs. Funds that invest a substantial portion of their assets in foreign securities may be subject to the risks associated with market timing and short term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Midas Fund and Midas Special Fund may be subject to these greater risks as they invest in foreign securities. Each Fund (other than Midas Dollar Reserves) is designed for long term investors, and is not intended for market timing or excessive trading activities. The Funds will take reasonable steps to discourage excessive short term trading and the Funds' Board of Directors have adopted policies and procedures with respect to excessive trading. The Funds will monitor trades in an effort to detect excessive short term trading. The Funds may refuse, cancel or redeem purchase orders at the purchase price NAV for any reason, without prior notice, particularly purchase orders that the Funds believe are made on behalf of market timers. In addition, to discourage short term trading, if shares of any Fund (other than Midas Dollar Reserves) held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to 1% of the NAV of shares redeemed or exchanged. Such redemption fees are retained by the Fund.

Although the Funds make efforts to monitor for excessive short term activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all excessive short term activities. The Funds will seek the cooperation of broker-dealers and other third party intermediaries by requesting information from them regarding the identity of investors who are trading in the Funds, and restricting access to a Fund by a particular investor. Any associated person of the investment manager or the distributor who becomes aware of any actions taken to undertake, effect or facilitate a market timing transaction contrary to a representation made in a Fund's prospectus or SAI will report the actions to the Chief Compliance Officer. More information regarding frequent trading is available in the Statement of Additional Information.

Redemption Payment. Payment for shares redeemed will ordinarily be made within three business days after receipt of the redemption request in proper form. Redemption proceeds from shares purchased by check or EFT transfer may be delayed 10 calendar days or until the Fund is reasonably assured of payment of the check representing the purchase.

Accounts with Below Minimum Balances. Your account will be charged a $20 small account fee if its value on the next to last business day of the calendar year is less than $500, unless an IRA or you participate in the Midas Automatic Investment Program. The Fund may redeem, at any time, at current NAV all shares owned or held by any one shareholder having an aggregate current NAV of any amount ($500 in the case of Midas Special Fund), subject to the requirements of applicable law. The Fund reserves the right to close your account if you terminate your participation in the Midas Automatic Investment Program and your investment is less than $1,000.

Delivery of Shareholder Documents. Shareholders in a family residing at the same address will receive one copy of the Midas Funds prospectus and shareholder report to share with all members of the family who invest in Midas Funds. If at any time you would like to receive separate copies of the Midas Funds prospectus or shareholder report, please call 1-800-400-MIDAS (6432) and a Shareholder Services Representative will be happy to change your delivery status. The material will be sent within 30 days of your request.

Portfolio Holdings. A description of the Funds' policies and procedures with respect to the disclosure of a Fund's portfolio securities is available in the Funds' Statement of Additional Information found on the Funds' website, www.midasfunds.com.

                             DISTRIBUTIONS AND TAXES

Distributions. Each of Midas Fund and Midas Special Fund pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any. Income dividends and capital gain distributions, if any, are normally declared and paid annually. Your distributions will be reinvested in shares of the distributing Fund unless you instruct the Fund otherwise.

Midas Dollar Reserves declares dividends each day from its net investment income (investment income less expenses plus or minus all realized gains or losses on its portfolio securities) to shareholders of record as of the close of regular trading on the Exchange on that day. Shareholders submitting purchase orders in proper form and payment in Federal funds available to the Fund for investment by 4 p.m., eastern time, are entitled to receive dividends commencing the next business day. Shares redeemed by 4 p.m., eastern time, are entitled to that day's dividend, and proceeds of the redemption normally are available to shareholders by Federal funds wire the next business day. Distributions of declared dividends are made the last business day of each month in additional shares of the Fund, unless you elect to receive dividends in cash on the Account Application or so elect subsequently by calling 1-800-400-MIDAS between 8 a.m. and 6 p.m., eastern time, on business days. Any election will remain in effect until you notify the Fund to the contrary. The Fund does not expect to realize net long term capital gains and thus does not anticipate payment of any long term capital gain distributions.

Taxes. Generally, you will be taxed when you sell or exchange shares of Midas Fund or Midas Special Fund and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:


Transaction                                              Tax treatment
-------------------------------------------------        --------------------------------------------------------------------------
Income dividend                                          Ordinary income or qualified dividend income

Short term capital gain distribution                     Ordinary income

Net capital gain distribution                            Long term capital gain

Sale or exchange of shares held for more than one year   Long term capital gain or loss

Sale or exchange of shares held for one year or less     Gains that are not offset by capital losses are treated as ordinary income;
                                                         net losses are subject to special rules



Distributions are generally taxable whether or not a shareholder receives them in additional shares or elects to receive cash. Because income and capital gain distributions are taxable, you may want to avoid making a substantial investment in a taxable account when Midas Fund or Midas Special Fund is about to declare a distribution, which normally takes place in December. Normally, each January, each Fund issues tax information on its distributions for the previous year.

Dividends by Midas Fund and Midas Special Fund that are attributable to "qualified dividend income" (see "Distributions and Taxes" in the Statement of Additional Information) are eligible, for individual shareholders, for a 15% maximum federal income tax rate (5% for individuals in lower tax brackets). Distributions by those Funds are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain (i.e., the excess of net long term capital gain over net short term capital loss) it recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009. Moreover, any capital gain an individual shareholder recognizes on a redemption or exchange through 2008 of his or her shares of those Funds that have been held for more than one year will qualify for that rate.

Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. Backup withholding may be required in certain other circumstances. See "Distributions and Taxes" in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax deferred accounts or other non-taxable entities. Because everyone's tax situation is unique, please consult your tax professional about your investment.

                              FINANCIAL HIGHLIGHTS

The following tables describe the Funds' performance for the past five years. Each Fund's fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Funds' independent accountants, whose report, along with the Funds' financial statements, are included in the combined Annual Report, which is available upon request.


--------------------------------------------------------------------------------
                              MIDAS DOLLAR RESERVES


                                                                          Years Ended December 31,
                                                      ----------------------------------------------------------------
                                                          2005         2004         2003        2002         2001
                                                          ----         ----         ----        ----         ----
PER SHARE DATA
Net asset value at beginning of period................   $1.000       $1.000      $1.000       $1.000       $1.000
                                                         ------       ------      ------       ------       ------
Income from investment operations:
   Net investment income..............................   (.016)         .003        .002         .007         .031
Less distributions:
   Distributions from net investment income...........   (.016)       (.003)      (.002)       (.007)       (.031)
Net asset value at end of period......................   $1.000      $1.000      $1.000       $1.000       $1.000
                                                         ------       ======      ======       ======       ======
TOTAL RETURN..........................................    1.61%        0.29%       0.15%        0.63%        3.11%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)...........  $12,889      $15,543     $18,638      $20,970      $25,991

Ratio of total expenses to average net assets.........    2.34%        1.97%       1.75%        1.84%        1.64%
Ratio of net expenses to average net assets...........    1.59%        1.12%       0.99%        1.09%        1.11%
Ratio of net investment income to average net assets..    1.58%        0.24%       0.16%        0.69%        3.51%

                                       14

                                   MIDAS FUND


                                                                                     Years Ended December 31,
                                                                     2005        2004         2003         2002         2001
                                                                     ----        ----         ----         ----         ----
PER SHARE DATA
Net asset value at beginning of period...........................   $2.14       $2.20         $1.53         $.95         $.84
                                                                    -----       -----         -----         ----         ----
Income from investment operations:
   Net investment loss(a)........................................    (.05)       (.05)         (.02)        (.01)        (.01)
   Net realized and unrealized gain (loss) on investments......       .90        (.01)          .69          .59          .12
                                                                      ---        -----          ---          ---          ---
         Total from investment operations........................     .85        (.06)          .67          .58          .11
                                                                      ---        -----          ---          ---          ---
Paid-in capital from redemption fees(b)..........................       -           -            -             -            -
Net asset value at end of period.................................   $2.99       $2.14         $2.20        $1.53         $.95
                                                                    ======       ====         =====        =====        =====
TOTAL RETURN.....................................................  $39.72      (2.72)%        43.79%       61.05%       13.10%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)......................  $74,732     $56,770      $67,123       $54,789      $38,558
Ratio of total expenses to average net assets....................    2.79%       2.39%         2.27%          -            -
Ratio of net expenses to average net assets......................    2.78%       2.58%         2.44%        2.58%        2.83%
Ratio of net expenses excluding loan interest and fees to average
net assets.......................................................    2.44%       2.39%         2.27%          -            -
Ratio of net investment loss to average net assets...............   (2.39)%     (2.40)%       (1.28)%       (.93)%      (.75)%
Portfolio turnover rate..........................................     63%         34%          54%            45%         61%

(a) Computed using average shares outstanding throughout the period. (b) Less than $.01 per share.

                               MIDAS SPECIAL FUND


                                                                                     Years Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                     2005        2004         2003         2002         2001
                                                                     ----        ----         ----         ----         ----
PER SHARE DATA
Net asset value at beginning of period...........................   $14.98       $13.54       $12.91       $14.45       $20.02
                                                                    ------       ------       ------       ------       ------
Income from investment operations:
   Net investment loss(a)........................................     (.32)        (.26)        (.12)        (.15)        (.17)
   Net realized and unrealized gain (loss) on investments........      .14         1.70          .75        (1.39)       (5.40)
                                                                       ---         ----          ---        ------       ------
         Total from investment operations........................     (.18)        1.44          .63        (1.54)       (5.57)
   Net increase (decrease) in net asset value....................     (.18)        1.44          .63        (1.54)       (5.57)
                                                                      -----        ----          ---        ------       ------
Net asset value at end of period.................................   $14.80       $14.98       $13.54       $12.91       $14.45
                                                                     ======       ======       ======       ======       ======
TOTAL RETURN.....................................................    (1.20)%      10.63%        4.88%      (10.66)%     (27.82)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)......................   $16,431     $18,110       $18,044      $18,884      $22,695
Ratio of total expenses to average net assets....................     4.03%        3.49%        3.67%       3.69%        3.81%
Ratio of net expenses to average net assets(a)...................     4.03%        3.49%        3.67%       3.69%        3.80%
Ratio of net expenses excluding loan interest and fees to average
net assets.......................................................     3.83%        3.39%        3.47%       3.41%        3.37%
Ratio of net investment loss to average net assets...............    (2.15)%      (1.82)%      (0.99)%     (1.08)%      (1.12)%
Portfolio turnover rate..........................................     118%           9%          29%         20%         102%

(a) Computed using average shares outstanding throughout the period.

                                 PRIVACY POLICY

At Midas we recognize the importance of protecting the personal and financial information of Fund shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by Midas to protect Fund shareholders' privacy. Midas may obtain information about you from the following sources: applications, forms, and other information you provide to us whether in writing, by telephone, electronically or by any other means and your transactions with us, our corporate affiliates, or others. Midas does not sell Fund shareholder personal information to third parties. Midas will collect and use Fund shareholder personal information only to service shareholder accounts. This information may be used by Midas in connection with providing services or financial products requested by Fund shareholders. Midas will not disclose Fund shareholder personal information to any unaffiliated third party except as permitted by law. Midas takes steps to safeguard Fund shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a Fund shareholder, Midas' Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

                              FOR MORE INFORMATION

For investors who want more information on the Midas Funds, the following documents are available free upon request and at www.midasfunds.com:

     o Annual/Semi-Annual reports. Contains performance data, lists portfolio holdings and contains a letter from the Funds' managers discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds' performance during the last fiscal period.

     o Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Funds' policies, investment restrictions, and business structure. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

     o By telephone, call: 1-800-400-MIDAS (6432) to speak to a Shareholder Services Representative, 8:00 a.m. to 6:00 p.m., eastern time, on business days and for 24 hour, 7 day a week automated shareholder services.

     o    By mail, write to: Midas Funds P.O. Box 6110 Indianapolis, IN
          46206-6110

     o    By e-mail, write to: info@midasfunds.com

     o On the Internet, Fund documents can be viewed online or downloaded from: SEC at http://www.sec.gov, or Midas Funds at http://www.midasfunds.com

You can also obtain information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090). Reports and other information about the Funds are available on the EDGAR database or the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The Funds' Investment Company Act file numbers are as follows: 811-04625 (Midas Special Fund); 811-04316 (Midas
Fund); and 811-02474 (Midas Dollar Reserves).



                                                                       MF-C-5/06
                                       17

                       STATEMENT OF ADDITIONAL INFORMATION


                           MIDAS DOLLAR RESERVES, INC.
                                MIDAS FUND, INC.
                            MIDAS SPECIAL FUND, INC.

                                11 Hanover Square
                               New York, NY 10005
                             1-800-400-MIDAS (6432)

     This Statement of Additional Information ("SAI") dated May 1, 2006 regarding Midas Dollar Reserves, Inc. ("Dollar Reserves"), Midas Fund, Inc. ("Midas Fund"), and Midas Special Fund, Inc. ("Special Fund") (collectively, the "Funds") is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated May 1, 2006. This SAI is incorporated by reference into the Funds Prospectus; in other words, this SAI is legally a part of the Prospectus, which is available to prospective investors without charge upon request by calling 1-800-400-MIDAS (6432).

     The most recent Annual Report and Semi-Annual Report to Shareholders for each Fund are separate documents supplemented with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm ("IRPAF") appearing in the Annual Report are incorporated by reference into this SAI.

                                TABLE OF CONTENTS


THE FUNDS' INVESTMENT PROGRAMS...........................................................................................3

INVESTMENT RESTRICTIONS.................................................................................................10

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES...............................................................13

INVESTMENT COMPANY COMPLEX..............................................................................................24

OFFICERS AND DIRECTORS..................................................................................................24

PROXY VOTING............................................................................................................30

DISCLOSURE OF PORTFOLIO HOLDINGS........................................................................................30

INVESTMENT MANAGEMENT...................................................................................................31

INVESTMENT MANAGEMENT AGREEMENTS........................................................................................32

PORTFOLIO MANAGERS......................................................................................................35

DISTRIBUTION OF SHARES..................................................................................................36

DETERMINATION OF NET ASSET VALUE........................................................................................38

PURCHASE AND REDEMPTION OF SHARES.......................................................................................39

ALLOCATION OF BROKERAGE.................................................................................................41

DISTRIBUTIONS AND TAXES.................................................................................................45

CAPITAL STOCK INFORMATION...............................................................................................49

REPORTS TO SHAREHOLDERS.................................................................................................50

CUSTODIAN AND TRANSFER AGENT............................................................................................50

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................................................................50

APPENDIX A - DESCRIPTIONS OF BOND RATINGS..............................................................................A-1

APPENDIX B - PROXY VOTING..............................................................................................B-1

                         THE FUNDS' INVESTMENT PROGRAMS

     The following information supplements the information concerning the investment objectives, policies and limitations of each Fund found in the Prospectus. Dollar Reserves is a diversified open-end management investment company, while Midas Fund and Special Fund are non-diversified open-end management investment companies. Dollar Reserves was organized as a Maryland corporation on May 6, 1974; it changed its name from Dollar Reserves, Inc. on May 1, 2003. Midas Fund was organized as a Maryland corporation in 1995; prior to August 28, 1995, it operated under the name "Excel Midas Gold Shares, Inc.," a Minnesota corporation organized in 1985. Special Fund was organized as a Maryland corporation in 1986; it changed its name from Midas Special Equities Fund, Inc. on May 1, 2006.

Additional Information Regarding Dollar Reserves

     Dollar Reserves seeks to achieve its objective by investing exclusively in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"). Although the Fund's investment policies also permit it to invest in bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations and repurchase agreements pertaining to these securities and U.S. Government Securities, its Board of Directors has determined that the Fund shall not do so until after giving at least 60 days' notice to shareholders.

Investments and Investment Practices

     Equity Securities. Midas Fund and Special Fund may invest in equity securities of U.S. and foreign issuers that, in Midas Management Corporation's (the "Investment Manager") judgment, offer potential for capital appreciation. Such equity securities involve greater risk of loss of income than debt securities because issuers are not obligated to pay dividends. In addition, equity securities are subordinate to debt securities, and are more subject to changes in economic and industry conditions and in the financial conditions of the issuers of such securities.

     Foreign Securities and Emerging Markets (Midas Fund and Special Fund only). Because each of these Funds may invest in foreign securities, investment in either Fund involves investment risks of adverse political and economic developments that are different from an investment in a fund that invests only in the securities of U.S. issuers. A summary of such risks for each Fund are set forth below in this section.

     Such risks may include adverse movements in the market value of foreign securities during days on which a Fund's net asset value per share is not determined (see "Determination of Net Asset Value"), the possible imposition of withholding taxes by foreign governments on dividend or interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of dividends or principal and interest on securities in the portfolio.

     Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers, and transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, and limitations on the use or removal of funds or other assets.

     The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees, are higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in liability to the purchaser.

     Each Fund may invest in foreign securities by purchasing American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement.

     Each Fund may invest in securities of issuers based in emerging markets. The risks of foreign investment are greater for investments in emerging markets.

     Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

     Over the last quarter of a century, inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

     Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

     To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to the Fund. In such a case, the Fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

     Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

     The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

     Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be curtailed and prices for the Fund's portfolio securities in such markets may not be readily available.

     U.S. Government Securities. The U.S. Government Securities in which each Fund may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities backed by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. In addition, the U.S. government securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. In the case of obligations not backed by the full faith and credit of the U.S. government, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. government's full faith and credit.

     Convertible Securities. Midas Fund and Special Fund may invest in convertible securities which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non- convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Investment Manager's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for a Fund, the Investment Manager evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Manager considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

     Preferred Securities. Midas Fund and Special Fund may invest in preferred stocks of U.S. and foreign issuers that, in the Investment Manager's judgment, offer potential for growth of capital and income. Such equity securities involve greater risk of loss of income than debt securities because issuers are not to pay dividends. In addition, equity securities are subordinate to debt securities, and are more subject to changes in economic and industry conditions and in the financial condition of the issuers of such securities.

     Lower Rated Debt Securities. Midas Fund and Special Fund may invest in investment grade and non-investment grade securities. There is no minimum quality rating for the debt securities in which the Funds may invest, and they may invest up to 100% of their assets in unrated debt securities or debt securities rated below investment grade, commonly referred to as junk bond, although Midas Fund has no intention of investing more than 5% of its total assets in such securities during the coming year.

     Ratings of investment grade or better include the four highest ratings of Standard & Poor's Ratings Group ("S&P") (AAA, AA, A, or BBB) and Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, or Baa). Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade are deemed by these rating agencies to be predominantly speculative with respect to the issuers' capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

     Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. The Investment Manager will consider such an event in determining whether a Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. See the Appendix to this SAI on for further information regarding S&P's and Moody's ratings.

     Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to adverse changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such decline in price will not recur. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of lower rated securities, especially in a thinly traded market.

     Municipal Securities. Midas Fund and Special Fund may invest without limit in municipal securities of varying maturities. The municipal securities in which a Fund may invest include general obligation and revenue or special obligation securities. General obligation securities are secured by an issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special obligations securities are payable only from the revenues derived from a particular facility or class of facility or project or, in a few cases, from the proceeds of a special excise or other tax. Municipal securities also include "private activity bonds," the interest income from which generally is subject to the Federal alternative minimum tax. Even though the interest from municipal securities may be exempt from Federal income tax, dividends paid by a Fund attributable to that interest will be fully taxable to Fund shareholders.

     Repurchase Agreements. Midas Fund and Special Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which either U.S. government obligations or other high- quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed- upon price and date. The securities are held for a Fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim.

     Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. A Fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund could be delayed or limited.

     Borrowing. Midas Fund and Special Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act"), which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets. Dollar Reserves, however, while borrowing exceeds 5% of the Fund's total assets, will not make any additional investments. Each Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees. The Funds are currently parties to a secured line of credit. In the event that a Fund borrows money pursuant to the line of credit, assets of the Fund will be pledged as collateral.

     Lending. Each Fund may lend up to one-third of its total assets to other parties, although it has no current intention of doing so. If a Fund engages in lending transactions, it will enter into lending agreements that require that the loans be continuously secured by cash, U.S. Government Securities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed by the Investment Manager to be of good standing and when, in the Investment Manager's judgment, the consideration which can be earned currently from such lending transactions justifies the attendant risk. Any loan made by a Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

     Short Sales. Midas Fund and Special Fund may engage in short sales transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan.

     To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until the Fund closes its short position or replaces the borrowed security, a Fund will: (a) segregate cash or liquid securities at such a level that the segregated amount plus the amount deposited with the broker as collateral (i) will equal the current value of the security sold short and (ii) will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each Fund may sell short up to 100% of its total assets.

     Concentration. Midas Fund concentrates its investments by investing at least 25% of its total assets in securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources ("Natural Resources Companies"). As such, Midas Fund is subject to industry concentration risk, which is the risk that the Fund's performance can be significantly affected by the developments in the Natural Resource industry. Midas Special Fund does not intend to concentrate its investments in any specific industry or type of security.

     Illiquid Assets. No Fund may purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% (10% for Dollar Reserves) of its net assets would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days. The term "illiquid assets" for this purpose includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities.

     Illiquid restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Such securities include those that are subject to restrictions contained in the securities laws of other countries. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the U.S., are not included within the meaning of the term "illiquid assets."

     In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Certain of these instruments (excluding municipal securities) are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers. An insufficient number of qualified buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices resulting in liquidity problems.

     The Funds' Boards of Directors ("Boards") have delegated the function of making day-to-day determinations of liquidity to the Investment Manager pursuant to guidelines approved by the Boards. The Investment Manager takes into account a number of factors in reaching liquidity determinations, including (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in a Fund's portfolio and reports periodically on liquidity determinations to the Boards.

     Temporary Defensive Positions. Midas Fund and Special Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and convertible bonds.

                             INVESTMENT RESTRICTIONS

     Each Fund has adopted the following fundamental investment restrictions that may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of a Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of a Fund. Except for the percentage limitations referred to below with respect to borrowing, if a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from a change in value or assets will not constitute a violation of that restriction.

Midas Fund

         The Fund may not:

     1.   Borrow money, except to the extent permitted by the 1940 Act;

     2. Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

     3. Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     4. Purchase or sell physical commodities (other than precious metals), although it may enter into (a) commodity and other futures contracts and options thereon, (b) options on commodities, including foreign currencies and precious metals, (c) forward contracts on commodities, including foreign currencies and precious metals, and (d) other financial contracts or derivative instruments;

     5. Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objectives and policies, and (c) engaging in securities, precious metals, and other asset loan transactions to the extent permitted by the 1940 Act;

     6. Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities prohibited by this provision:
          (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund's futures, options, and forward transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the Securities and Exchange Commission ("SEC"), (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales; or

     7. Purchase any securities, other than obligations of the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry, except that the Fund will, under normal circumstances, invest more than 25% of the value of its total assets in securities of Natural Resources Companies.

Special Fund

         The Fund may not:

     1. Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities for this purpose: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund's futures, options, and forward currency transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the SEC, (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales;

     2. Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objective and policies and (c) engaging in securities and other asset loan transactions limited to one-third of the Fund's total assets;

     3. Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

     4.   Borrow money, except to the extent permitted by the 1940 Act;

     5. Purchase or sell commodities or commodity futures contracts, although it may enter into (i) financial and foreign currency futures contracts and options thereon, (ii) options on foreign currencies, and (iii) forward contracts on foreign currencies;

     6. Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; or

     7. Purchase any securities, other than obligations of the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry.

Dollar Reserves

         The Fund may not:

     1. Purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations and provided that these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     2. Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities for this purpose: (a) evidence of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund futures, options, and forward currency transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the SEC, (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales;

     3. Lend its assets, provided, however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objective and policies and (c) engaging in securities and other asset loan transactions limited to one third of the Fund's total assets;

     4. Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

     5.   Borrow money, except to the extent permitted by the 1940 Act;

     6. Purchase or sell commodities or commodity futures contracts, although it may enter into (i) financial and foreign currency futures contracts and options thereon, (ii) options on foreign currencies, and (iii) forward contracts on foreign currencies;

     7. Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; or

     8. Purchase any securities, other than obligations of domestic branches of U.S. or foreign banks, or the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry.

     For the purposes of Item 8, the Fund does not currently intend to invest up to 25% of its assets in obligations of domestic branches of U.S. or foreign banks. The Fund, notwithstanding any other investment policy or restrictions (whether or not fundamental), may, as a matter of fundamental policy, invest all of its assets in the securities or beneficial interests of a single pooled investment fund having substantially the same investment objective, policies and restrictions as the Fund.

     Each Board has established the following non-fundamental investment limitations that may be changed by the respective Board without shareholder approval:

         Midas Fund and Special Fund

         Each of these Funds may:

     1. Invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice;

     2. Purchase securities issued by other investment companies to the extent permitted under the 1940 Act; and

     3. Pledge, mortgage, hypothecate or otherwise encumber its assets to the extent permitted under the 1940 Act.

         Dollar Reserves

         The Fund:

     1. May not purchase the securities of any one issuer if as a result more than 5% of its total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     2. May not borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment), provided however, that such borrowing does not exceed an amount equal to one third of the total value of its assets taken at market value, less liabilities other than the borrowing. The Fund may not purchase securities for investment while any bank borrowing equaling 5% or more of its total assets is outstanding. If at any time the Fund's borrowing exceeds the borrowing permitted by the 1940 Act, such borrowing will be promptly (within three days, not including Sundays and holidays) reduced to the extent necessary to comply with this limitation;

     3. May invest up to 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice;

     4. May purchase securities issued by other investment companies to the extent permitted under the 1940 Act; and

     5. May pledge, mortgage, hypothecate or otherwise encumber its assets to the extent permitted under the 1940 Act.

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES
                       (Midas Fund and Special Fund only)

     As discussed in the Prospectus, each Fund (which, as used in this section, refers to Midas Fund and Special Fund only) may purchase and sell options (including options on commodities, foreign currencies, equity and debt securities, and securities indices), futures contracts (including futures contracts on commodities, foreign currencies, securities and securities indices) ("futures"), options on futures contracts and forward currency contracts in an attempt to enhance returns by speculation or for hedging purposes. Certain special characteristics of and risks associated with the use of these instruments by the Funds are discussed below.

     Regulation of the Use of Options, Futures and Forward Currency Contract Strategies. In addition to the investment guidelines (described below) adopted by the Funds to govern investment in these instruments, the use of options, forward currency contracts and futures is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which such instruments may be traded, the Commodity Futures Trading Commission ("CFTC") and the various state regulatory authorities. A Fund's ability to use options, forward contracts and futures may be limited by market conditions, regulatory limits and tax considerations, and the Fund might not employ any of the strategies described above. There can be no assurance that any strategy used will be successful. A Fund's ability to successfully utilize these instruments will depend on the Investment Manager's ability to predict accurately movements in the prices of the assets underlying the options, forward contracts and futures and movements in securities, interest rates, foreign currency exchange rates and commodity prices. There is no assurance that a liquid secondary market for options and futures will always exist, and the historical correlations of the assets underlying the options, forward contracts and futures and portfolio objectives may be imperfect. There can be no assurance that the techniques described herein will provide adequate hedging or speculative returns, or that such techniques are or will be actually or effectively available due to liquidity, costliness, or other factors. Hedging maneuvers may fail or actually increase risk, and investors should not assume the availability of any of the hedging opportunities described herein. In any event, the Investment Manager will not attempt perfect balancing, through hedging or otherwise, and a Fund might not use any hedging techniques, as described herein or otherwise, or use options, forward contracts and futures for purely speculative purposes. It also may be necessary to defer closing out a position to avoid adverse tax consequences.

     In addition to the products, strategies and risks described below, the Investment Manager may discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. The Investment Manager may utilize these opportunities to the extent they are consistent with a Fund's investment objective and are permitted by a Fund's investment limitations and applicable regulatory authorities.

     Cover for Options, Futures and Forward Currency Contract Strategies. A Fund will comply with SEC guidelines regarding cover for these instruments, and will, if the guidelines so require, (1) set aside or segregate cash or liquid securities whose value is marked to the market daily in the prescribed amount, or (2) enter into an offsetting ("covered") position in securities, currencies or other options or futures contracts. Assets used for cover cannot be sold or closed while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets could impede portfolio management or the Fund's ability to meet current obligations.

     Option Strategies. A Fund may purchase and write (sell) both exchange-traded options and options traded on the over-the-counter ("OTC") market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities, currencies or other instrument underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by a Fund as well as the loss of the expected benefit of the transaction.

     A Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in a Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid. Conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

     A Fund may purchase put options on securities to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return. A put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

     A Fund may, on certain occasions, wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available or attractive for purchase. A Fund may therefore purchase a put option on other selected securities, the values of which historically have positive correlation to the value of such portfolio securities. If the Investment Manager's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security held in its portfolio. If the Investment Manager's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of a Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of those securities below the level sought to be protected by the put option.

     A Fund may write call options on securities for hedging or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during or at the end of the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security to a level in excess of the option exercise price, and the option is exercised, a Fund would be obligated to sell the security at less than its market value. In addition, a Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value). A Fund generally would give up the ability to sell any portfolio securities used to cover the call option while the call option was outstanding.

     A Fund also may write put options on securities. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. If a put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

     A Fund may purchase and write put and call options on securities indices in much the same manner as the more traditional securities options discussed above. Index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A securities index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of securities index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using securities index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which a Fund invests.

     A Fund may purchase and write straddles on securities and securities indexes. A long straddle is a combination of a call and a put purchased on the same securities index where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the Investment Manager believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same securities index where the exercise price of the put is less than or equal to the exercise price of the call. A Fund would enter into a short straddle when the Investment Manager believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such a case, a Fund will set aside cash or segregate cash or liquid assets equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying securities index.

     Foreign Currency Options and Related Risks. A Fund may take positions in options on foreign currencies to enhance returns by speculation or to hedge against the risk of foreign exchange rate fluctuations on foreign securities that a Fund holds in its portfolio or that it intends to purchase. For example, if a Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, a Fund could hedge against such a decline by purchasing a put option on the currency involved. A Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange-traded, the majority are traded on the OTC market. A Fund will not purchase or write such options unless, in the Investment Manager's opinion, the market for them is sufficiently liquid to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the inter-bank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

     Special Characteristics and Risks of Options Trading. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

     In considering the use of options to enhance returns by speculation or to hedge a Fund's portfolio, particular note should be taken of the following:

     (1) The value of an option position will reflect, among other things, the current market price of the underlying security, securities index, commodity or currency (each an "underlying instrument"), the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon the Investment Manager's ability to forecast the direction of price fluctuations in the underlying securities, commodities or currency markets or, in the case of securities index options, fluctuations in the market sector represented by the selected index.

     (2) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying instrument during the term of the option. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

     (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although a Fund will enter into OTC options with dealers that appear to be willing to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there can be no assurance that a Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the counter party to an OTC option, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in a Fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund may maintain a covered position with respect to call options it writes on an instrument, it may not sell the underlying instrument (or invest any cash or securities used to cover the option) during the period it is obligated under such option. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

     (4) Securities index options are settled exclusively in cash. If a Fund writes a call option on an index, it cannot cover its obligation under the call index option by holding the underlying securities. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

     (5) A Fund's activities in the options markets may result in a higher portfolio turnover rate (which in turn may result in recognition of capital gains that will be taxable to shareholders when distributed to them) and additional brokerage costs; however, a Fund also may save on commissions by using options rather than buying or selling individual securities in anticipation or as a result of market movements.

     Futures and Related Options Strategies. A Fund may engage in futures strategies for hedging purposes, to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests (or intends to acquire) or to enhance returns by speculation which may increase such risk. Such strategies may involve, among other things, using futures strategies to manage the effective duration of a Fund. If the Investment Manager wishes to shorten a Fund's effective duration, the Fund may sell an interest rate futures contract or a call option thereon, or may purchase a put option on such futures contract. If the Investment Manager wishes to lengthen a Fund's effective duration, the Fund may buy an interest rate futures contract or a call option thereon, or may sell a put option on such futures contract. Futures contracts and options thereon can also be purchased and sold to attempt to enhance income or returns by speculation. A Fund may purchase or sell futures contracts or options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance returns by speculation.

     A Fund may use interest rate futures contracts and options thereon to position its portfolio with respect to anticipated changes in the general level of interest rates. A Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that a Fund intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. A Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

     A Fund may purchase a call option on an interest rate futures contract to benefit by a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. A Fund also may write put options on interest rate futures contracts to enhance returns, and may write call options on interest rate futures contracts to offset an anticipated decline in the price of debt securities held in its portfolio. A Fund also may purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in its portfolio and/or to enhance returns by speculation.

     A Fund may sell securities index futures contracts in anticipation of a general market or market sector decline. To the extent that a portion of a Fund's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells securities index futures to benefit by this anticipated movement, the gain in the futures position may potentially offset some or all of the decline in the value of the portfolio. A Fund may purchase securities index futures contracts if a general market or market sector advance is anticipated. Such a purchase of a futures contract could serve as a temporary substitute for the purchase of individual securities, which securities then may be purchased in an orderly fashion or as part of an attempt to seek capital gain by speculation. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be offset wholly or in part by gains in the futures position.

     As in the case of a purchase of a securities index futures contract, a Fund may purchase a call option on a securities index futures contract on speculation for capital appreciation or as a hedge against a market advance in securities that the Fund plans to acquire at a future date. The purchase of put options on securities index futures contracts can be analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund as part of an attempt to seek capital gain by speculation.

     A Fund may sell foreign currency futures contracts to benefit from variations in the exchange rate of foreign currencies in relation to the U.S. dollar. In addition, a Fund may sell foreign currency futures contracts when the Investment Manager anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market value of a Fund's foreign securities holdings or interest payments to be received in that foreign currency, or to enhance return by speculation. In this case, the sale of futures contracts on the underlying currency may reduce the risk to a Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When the Investment Manager anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, a Fund may purchase a foreign currency futures contract to benefit from the increased rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to benefit from a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency or to enhance returns by speculation. A Fund may purchase put options on foreign currency futures contracts to benefit from a decline in the foreign currency exchange rates or the value of its foreign portfolio securities or to enhance returns by speculation. A Fund may write a put option on a foreign currency futures contract and may write a call option on a foreign currency futures contract as an income or capital appreciation strategy.

     A Fund may also purchase these instruments to enhance income or return by speculation, for example by writing options on futures contracts. In addition, a Fund can use these instruments to change its exposure to securities or commodities price changes, or interest or foreign currency exchange rate changes, for example, by changing the Fund's exposure from one foreign currency exchange rate to another.

     A Fund also may write put options on interest rate, securities index, commodity or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, securities index, precious metal or foreign currency futures contract in order to synthetically create an interest rate, securities index, precious metal or foreign currency futures contract. The options will have the same strike prices and expiration dates. A Fund will only engage in this strategy when it appears more advantageous to the Fund to do so as compared to purchasing the futures contract.

     A Fund may also purchase and write covered straddles on interest rate or securities index futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contracts at the same exercise price. A Fund would enter into a long straddle when the Investment Manager believes that it is likely that the futures contract will be more volatile during the term of the options than is implied by the option pricing. A Fund would enter into a short straddle when the Investment Manager believes that it is unlikely that the futures contract will be as volatile during the term of the options as is implied by the option pricing.

     Special Characteristics and Risks of Futures and Related Options Trading. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to segregate in the name of the futures broker through whom the transaction is effected an amount of cash or liquid securities generally equal to 10% or less of the contract value whose value is marked to the market daily. This amount is known as "initial margin." When writing a call or a put option on a futures contract and certain options on currencies, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not involve borrowing to finance the futures or options transactions. Rather, initial margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to the market." For example, when a Fund purchases a contract and the value of the contract rises, it receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the transaction but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.

     Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, it would have to make daily cash payments of variation margin (except in the case of purchased options).

     In considering a Fund's use of futures contracts and options, particular note should be taken of the following:

     (1) Futures and options are highly speculative and aggressive instruments. Successful use by a Fund of futures contracts and options will depend upon the Investment Manager's ability to predict movements in the direction of the overall securities, currencies, precious metals and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, these contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the contract will not correlate with the movements in the prices of the securities, commodities or currencies underlying the contract or the Fund's portfolio securities. For example, if the price of the securities index futures contract moves less than the price of the securities, the correlation will be imperfect. Further, if the price of the securities has moved in an unfavorable direction, a Fund would be in a better position than if it had not used the contract at all. If the price of the securities has moved in a favorable direction, the advantage may be partially offset by losses in the contract position. In addition, if a Fund has insufficient cash, it may have to borrow or sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to it. If the price of the contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the contract that may or may not be completely offset by movements in the price of the securities.

     (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or options position and the underlying instruments, movements in the prices of these contracts may not correlate perfectly with movements in the prices of the securities, precious metals or currencies due to price distortions in the futures and options market. There may be several reasons unrelated to the value of the underlying instruments that cause this situation to occur. First, as noted above, all participants in the futures and options market are subject to initial and margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts or options through offsetting transactions, distortions in the normal price relationship between the securities, precious metals, currencies and the futures and options markets may occur. Second, because the margin deposit requirements in the futures and options market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful use of futures contracts or options over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

     (3) Positions in futures contracts and options on futures may be closed out only on an exchange or board of trade that provides a secondary market for such contracts. Although a Fund intends to purchase and sell such contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

     (4) Like options on securities and currencies, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.

     (5) Purchasers of options on futures contracts pay a premium at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying securities index value or the underlying securities, precious metals or currencies.

     (6) As is the case with options, a Fund's activities in the futures and options on futures markets may result in a higher portfolio turnover rate (which in turn may result in recognition of capital gains that will be taxable to shareholders when distributed) and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures contracts or options thereon rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

     Special Risks Related to Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use similar to those associated with options on foreign currencies described above.

     Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not result in such a loss.

     Forward Currency Contracts. A Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates or to enhance returns by speculation. A Fund may also use forward currency contracts in one currency or basket of currencies to attempt to benefit by fluctuations in the value of securities denominated in a different currency if the Investment Manager anticipates that there will be a correlation between the two currencies.

     A Fund may enter into forward currency contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, it may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared or accrues, and the date on which the payments are made or received. A Fund also may use forward currency contracts in connection with portfolio positions.

     A Fund also may use forward currency contracts to shift it's exposure from one foreign currency to another. For example, if a Fund owns securities denominated in a foreign currency and the Investment Manager believes that currency will decline relative to another currency, it might enter into a forward contract to sell the appropriate amount of the first currency with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations. A Fund also may purchase forward currency contracts to enhance income when the Investment Manager anticipates that the foreign currency will appreciate in value, but securities denominated in that foreign currency do not present attractive investment opportunities.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short term currency market movements is extremely difficult and the successful execution of a short term strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospects for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification or other investment strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into forward contracts when it determines that the best interests of a Fund will be served.

     At or before the maturity date of a forward contract requiring a Fund to sell a currency, it may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although the use of forward currency contracts for hedging may limit the risk of loss due to a decline in the value of the hedged currencies, at the same time it limits any potential gain that might result should the value of the currencies increase.

     Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

                           INVESTMENT COMPANY COMPLEX

     The investment companies advised by affiliates of Winmill & Co. Incorporated ("Winco"), the parent company of the Investment Manager, ("Investment Company Complex") are:

                  Foxby Corp.
                  Global Income Fund, Inc.
                  Midas Dollar Reserves, Inc.
                  Midas Fund, Inc.
                  Midas Special Fund, Inc.

                             OFFICERS AND DIRECTORS

     Each Funds' Board is responsible for the management and supervision of the Fund. Each Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows: Midas Management Corporation, the Funds' Investment Manager; Investor Service Center, Inc., the Funds' distributor (the "Distributor"); Unified Fund Services, Inc., the Funds' transfer and dividend disbursing agent and fund accountant; and State Street Bank and Trust Company, the Funds' custodian.

     The independent directors of each Fund Board (i.e., the directors who are not "interested persons", as defined in the 1940 Act, of any of the funds in the Investment Company Complex) are also members of the Audit Committee of the Board. Each Audit Committee meets generally twice per year. The purpose of a Fund's Audit Committee is to meet with the Fund's IRPAF to review its financial reporting, external audit matters and fees charged by the IRPAF and to evaluate the independence of the IRPAF. Each committee is also responsible for recommending the selection, retention or termination of IRPAF and to review any other relevant matter to seek to provide the highest level of integrity and accuracy in the Fund financial reporting. The Audit Committee of each Fund met twice during the fiscal year ended December 31, 2005.

     The directors of the Funds, their respective offices, ages and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each director and officer is 11 Hanover Square, New York, NY 10005.



                                                 Number of Portfolios                                      Other
                                                 in Investment Company                                     Directorships
                                                 Complex Overseen by      Principal Occupation, Business   held by
Name, Address, Date of Birth   Director Since    Director                 Experience for Past Five Years   Director**

------------------------------ ----------------- ------------------------ ------------------------------- -----------------
Independent Directors:

------------------------------ ----------------- ------------------------ -------------------------------- ----------------
Bruce B. Huber, CLU, ChFC,     1995 (Midas                  5             Financial Representative, New    None
MSFS, 11 Hanover Square, New   Fund)                                      England Financial (financial,
York, NY 10005.  He was born   1986 (Special                              estate and insurance matters).
on February 7, 1930.           Fund)
                               1981 (Dollar
                               Reserves)

------------------------------ ----------------- ------------------------ -------------------------------- ----------------
James E. Hunt, 11 Hanover      1995 (Midas                  5             Managing Director of Hunt Howe   None
Square, New York, NY 10005.    Fund)                                      Partners LLC; (executive
He was born on December 14,    1986 (Special                              recruiting consultants.)
1930.                          Fund) 1980 (Dollar
                               Reserves)

------------------------------ ----------------- ------------------------ -------------------------------- ----------------
Peter K. Werner, 11 Hanover    2004 (all Funds)               5            Since 1996 he has taught and     None
Square, New York, NY 10005.                                               directed many programs at The
He was born on August 16,                                                 Governor Dummer Academy.
1959.                                                                     Previously, he was Vice
                                                                          President of Money Market
                                                                          Trading at Lehman Brothers.


                                                  Number of Portfolios                                         Other
                                                  in Investment Company      Principal Occupation,             Directorships
                                                  Complex Overseen by        Business Experience for Past      held by
Name, Address, Date of Birth   Director Since     Director                   Five Years                        Director**
------------------------------ -----------------  ------------------------   -------------------------------   -----------------

Interested Director:
------------------------------ -----------------  ------------------------   -------------------------------   -----------------
Robert D.                      2002 (Midas                  3                Since 1988, Vice                  None
Anderson*, Director            Fund) 1986                                    Chairman of the
and Vice Chairman.             (Special Equities)                            Investment Manager
He was born on                 1980 (Dollar                                  and its affiliates. Other
December 7, 1929.              Reserves)                                     capacities since 1974. A
                                                                             former member of the District
                                                                             #12, District Business
                                                                             Conduct and Investment
                                                                             Company Committees of the
                                                                             NASD.

Thomas B. Winmill, Esq.,*      1995 (Midas                  5                Since 1999, President of the      Bexil
Director, Chief Executive      Fund)                                         Investment Manager and the        Corporation
Officer, President, and        1997 (Special                                 Distributor, and of their
General Counsel of the Fund.   Fund) 1993                                    affiliates (collectively, the
He was born on June 25, 1959.  (Dollar                                       "IMDA"). He is Chairman of
                               Reserves)                                     the Investment Policy
                                                                             Committee ("IPC") of the
                                                                             Investment Manager. Other
                                                                             capacities since 1988.  He is
                                                                             a member of the New York
                                                                             State Bar, the SEC Rules
                                                                             Committee of the Investment
                                                                             Company Institute and the New
                                                                             York Section member society
                                                                             of the American Institute of
                                                                             Mining, Metallurgical, and
                                                                             Petroleum Engineers, Inc. He
                                                                             is a son of Bassett S.
                                                                             Winmill.

-----------------------------------------------------------------------------------------------------------------------------------

*Thomas B. Winmill is an "interested person" of the Funds as defined by the 1940 Act, because of his positions with the Investment Manager.

**Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

The executive officers of the Funds, each of whom serves at the pleasure of the Boards, are as follows:

                                       26

                                                                        Principal Occupation, Business
Name and Date of Birth:         Title and Officer Since:                Experience for Past Five Years
-----------------------         ------------------------------------    -----------------------------------------------------------
Thomas B. Winmill, Esq.,        Executive Officer, President,           See biographical information above.
June 25, 1959. Chief            and General Counsel since 1999.
                                Other capacities since 1988.

-----------------------         ------------------------------------   ------------------------------------------------------------
Robert D. Anderson,             Vice Chairman since 1985.               See biographical information above.
December 7, 1929.               Other capacities since 1974.

-----------------------         ------------------------------------   ------------------------------------------------------------

Bassett S. Winmill,             Chief Investment Strategist since      Chief Investment Strategist of the IMDA and the Chairman of
February 10, 1930.              1999. Other capacities since 1974.     the Board of one investment company in the Investment Company
                                                                       Complex. He is a member of the IPC. Member New York Society of Security Analysts, the Association for Investment
                                                                       Managementand Research and the International Society of
                                                                       Financial Analysts. He is the father of Thomas B. Winmill.

-----------------------         ------------------------------------   ------------------------------------------------------------
Marion E. Morris,               Senior Vice President since November   Senior Vice President of the IMDA since November 2000;
June 17, 1945.                  2000. Senior Vice President            Director of Fixed Income and a member of the IPC.

                                                                       Principal Occupation, Business
-----------------------         ------------------------               ------------------------------------------------------------
Thomas O'Malley,                Chief Accounting Officer, Chief        Chief Accounting Officer, Chief Financial Officer, Treasurer
July 28, 1958                   Financial Officer, Treasurer, and      and Vice President of the IMDA since 2005. Previously, he
                                Vice President since 2005.             served as Assistant Controller of Reich & Tang Asset
                                                                       Management, LLC, Reich & Tang Services, Inc., and Reich &
                                                                       Tang Distributors, Inc. He is a certified public accountant.

-----------------------         ------------------------------------   ------------------------------------------------------------
Heidi Keating,                  Vice President since 1988. Other       Vice President of the IMDA since
March 28, 1959.                 capacities since 1974.                 1988. Other capacities since 1974.

-----------------------         ------------------------------------   ------------------------------------------------------------
John F. Ramirez,                Chief Compliance Officer, Secretary,   Secretary and Chief Compliance Officer of the IMDA since
April 29, 1977.                 and Vice President since 2005. Other   2005. Previously, he served as Compliance Administrator and
                                capacities since 2000.                 Assistant Secretary of the Investment Company Complex, the
                                                                       Investment Manager, and WCI. He is a member of the Chief
                                                                       Compliance Officer Committee of the Investment Company
                                                                       Institute.
-----------------------         ------------------------------------   ------------------------------------------------------------

The following table presents certain information regarding the beneficial ownership of each Fund's shares as of December 31, 2005 by each Director of the Fund.

                                   Dollar Range                                    Aggregate Dollar Range of Equity
                                   of Equity       Dollar Range    Dollar Range    Securities in All Registered
                                   Securities in   of Equity       of Equity       Investment Companies Overseen by
                                   Dollar          Securities in   Securities in   Director in Investment Company
   Name of Director                Reserves        Midas Fund      Special Fund    Complex
---------------------------------- --------------- --------------- --------------- -----------------------------------
Independent Directors:
---------------------------------- --------------- --------------- --------------- -----------------------------------
Bruce B. Huber                         None          $1-$10,000       $10,001-          $10,001-$50,000
                                                                      $50,000
---------------------------------- --------------- --------------- --------------- -----------------------------------
James E. Hunt                          None          $1-$10,000       $10,001-          $10,001-$50,000
                                                                      $50,000
---------------------------------- --------------- --------------- --------------- -----------------------------------
Peter K. Werner                      $10,001-        $1-$10,000      $1-$10,000         $10,001-$50,000
                                     $50,000
---------------------------------- --------------- --------------- --------------- -----------------------------------


Interested Director:
---------------------------------- --------------- --------------- --------------- -----------------------------------
Thomas B. Winmill                    $50,001-        $50,001-           over             over $100,000
                                     $100,000        $100,000        $100,000
---------------------------------- --------------- --------------- --------------- -----------------------------------
Robert D. Anderson                   $50,001-        $50,001-        $50,001-            over $100,000
                                     $100,000        $100,000        $100,000
---------------------------------- --------------- --------------- --------------- -----------------------------------

As of December 31, 2005, no independent director owned beneficially or of record any securities in the Investment Manager or the Distributor or in any person controlled by, under common control with, or controlling the Investment Manager or the Distributor.

Compensation Table
----------------------------- ------------------------ ------------------ -------------------- ----------------------------
                                                       Pension or
                                                       Retirement                              Total Compensation From
                                                       Benefits Accrued   Estimated Annual     Fund and Investment
                              Aggregate Compensation   as Part of Fund    Benefits Upon        Company Complex Paid  to
Name of Person, Position      From Each Fund           Expenses           Retirement           Directors
----------------------------- ------------------------ ------------------ -------------------- ----------------------------
Bruce B. Huber, Director      $6,100                       None               None                   $17,000
                              (Midas Fund)
                              $3,100
                              (Special Fund)
                              $1,100
                              (Dollar Reserves)

----------------------------- ------------------------ ------------------ -------------------- ----------------------------
James E. Hunt, Director       $6,100                       None               None                   $18,000
                              (Midas Fund)
                              $3,100
                              (Special Fund)
                              $1,100
                              (Dollar Reserves)

----------------------------- ------------------------ ------------------ -------------------- ----------------------------
Peter K. Werner,              $6,100                       None               None                   $18,000
Director                      (Midas Fund)
                              $3,100
                              (Special Fund)
                              $1,100
                              (Dollar Reserves)
----------------------------- ------------------------ ------------------ -------------------- ----------------------------

     Information in the above table is based on fees paid during the year ended December 31, 2005.

     No officer, Director or employee of the Investment Manager received any compensation from the Funds for acting as an officer, Director, or employee of the Funds. With respect to the Funds' Chief Compliance Officer ("CCO"), however, the Boards appointed the CCO of the Funds to report directly to the Boards and to have such duties and responsibilities as are required by Rule 38a-1 of the 1940 Act and as the Boards may further define from time to time and the fair and reasonable compensation of the CCO is subject to the approval of the Boards. Payment of such CCO compensation is made by the Investment Manager in advance of reimbursement by the Funds pursuant to and to the extent of the Investment Management Agreements, as described below, under which the Investment Manager may provide other services to the Funds such as the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services at cost. Further, such CCO compensation is charged to parties other than the Funds based on an estimated assessment of time and other factors. As of April 13, 2006, officers and Directors of the Funds beneficially owned, in the aggregate, approximately 5.94% of Dollar Reserves' outstanding shares, 4.34% of Special Fund's outstanding shares, and less than 1% of the outstanding shares of Midas Fund. As of April 13, 2006, Charles Schwab & Co., Inc., 101 Montgomery Street, San Fransisco, CA 94104 owned of record 17.65% of Midas Fund's outstanding shares and National Financial Services LLC, 470 Tripp Drive, Golden, CO 80401 owned of record 15.61% of Midas Fund's outstanding shares.


     The Funds, the Investment Manager and the Distributor each has adopted a Code of Ethics that permits its personnel, subject to such Code, to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. The Investment Manager's Code of Ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the Code's pre-clearance and disclosure procedures. Its primary purpose is to ensure that personal trading by the Investment Manager's employees does not disadvantage the Funds.

                                  PROXY VOTING

     The Boards have delegated the Funds' obligation to vote proxies, as described in the Fund proxy voting policies and procedures, to an independent third party voting service. The Funds have retained the right to override the delegation to the independent third party voting service on a case by case basis. With respect to a vote upon which the Funds override the third party voting service delegation, to the extent that such vote presents a conflict of interest with management, a Fund will disclose such conflict to, and obtain consent from, the Funds Independent Directors or a committee thereof, prior to voting. With respect to a vote upon which the Funds override the third party voting service delegation that vote does not present a conflict of interest with management, the Funds will vote the proxies in accordance with the Amended Proxy Voting Policies and Procedures attached to this SAI as Appendix B.

     In addition, information regarding how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling the Funds toll-free at 1-800-472-4160 or on the Funds website at http://www.midasfunds.com and on the SEC website at http://www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     It is the policy of the Investment Manager to protect the confidentially of client holdings and prevent the selective disclosure of non-public information concerning the Funds. Further, the Funds have adopted Portfolio Information Disclosure Procedures ("Disclosure Policies"), as described below, which sets forth the policies to be followed by the Funds' officers and the Investment Manager when disclosing information about the portfolio holdings of the Funds.

     Generally, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided in the Disclosure Policies, although nothing therein is intended to prevent the disclosure of any and all portfolio information to the Funds' services providers who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality imposed by law and/or contract. Such service providers may include, without limitation, the Investment Manager, custodian, fund accountants, independent public accountants, attorneys, and each of their respective affiliates and advisors.

     Pursuant to the Disclosure Policies, each officer of the Funds may authorize the disclosure of non-public information concerning the portfolio holdings of the Funds on a case-by-case basis, subject to the approval of the CCO. The Investment Manager may publicly disclose all month-end portfolio holdings of all Funds monthly after a 30 day delay. With respect to analytical information, the Investment Manager may distribute the following information concerning each Fund's month-end portfolio prior to the 30 day delay period, provided that (a) at least 15 calendar days have elapsed since the month-end to which the information relates and (b) the information has been made publicly available via the Investment Manager's website or at www.midasfunds.com (but not earlier than the 15 calendar day restriction): top ten holdings and the total percentage of the Fund such aggregate holdings represent, sector information and the total percentage of the Fund held in each sector, and any other analytical data that does not identify any specific portfolio holding. Examples of permitted data include total net assets, number of holdings, market capitalization, P/E ratio, R(2) and beta.

     The Investment Manager may distribute (or authorize the Funds' custodian to distribute) month-end portfolio holdings for a legitimate business purpose (which shall not include the receipt of compensation as consideration for the disclosure) before the expiration of the applicable delay periods identified above and public disclosure of the information. The Investment Manager has an ongoing third-party services arrangement with Institutional Shareholder Services ("ISS") provided that (a) ISS does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds or the portfolio securities before the expiration of the applicable delay periods identified above and public disclosure of such information, and (b) ISS signs a written confidentiality agreement. Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Disclosure Policies.

     Officers or employees of the Investment Manager or the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information previously has been publicly disclosed in accordance with these Disclosure Policies. Certain exceptions to the Disclosure Policies permit the non-public disclosure of portfolio holdings to a limited group of third parties so long as the third party has signed a written confidentially agreement. Notwithstanding anything to the contrary, the Funds' Boards of Directors and the Investment Manager may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Funds' CCO. All waivers and exceptions are to be disclosed to the Funds' Boards of Directors no later than its next regularly scheduled quarterly meeting. Nothing contained the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may required by applicable law.

                              INVESTMENT MANAGEMENT

     The Investment Manager, a registered investment adviser, is a wholly-owned subsidiary of Winco. The other principal subsidiaries of Winco include Investor Service Center, Inc., the Funds distributor and a registered broker-dealer, and CEF Advisers, Inc., a registered investment adviser.

     Winco is a Delaware corporation whose securities are traded in the over-the-counter market. Bassett S. Winmill, an affiliated person of the Funds, may be deemed a controlling person of Winco on the basis of his ownership of 100% of Winco's voting stock and, therefore, of the Investment Manager.

     Listed below are affiliated persons of the Funds who are also affiliated persons of the Investment Manager. The capacities by which they are affiliated are also included.

Affiliated Persons of the Funds and the Investment Manager
------------------------------------------------------------------------------------------------------------------------------------
Affiliated Person           Position(s) with Funds                          Position(s) with Investment Manager
-----------------           -----------------------------------------       ------------------------------------------
Thomas B. Winmill           Director, CEO, President, General Counsel       Director,  CEO,  President,  Chairman IPC,
                                                                            Portfolio Manager

-----------------           -----------------------------------------       -------------------------------------------
Bassett S. Winmill          Chief Investment Strategist                     Chief Investment Strategist,  Control Person,
                                                                            Portfolio Manager, Member IPC

Affiliated Person           Position(s) with Funds                          Position(s) with Investment Manager
------------------          ------------------------------------------      ------------------------------------------
Robert D. Anderson          Director, Vice Chairman                                   Vice Chairman

------------------          ------------------------------------------      ------------------------------------------
Marion E. Morris            Senior Vice President                           Senior Vice President, Portfolio
                                                                            Manager, Member IPC

------------------          ------------------------------------------      ------------------------------------------
Thomas O'Malley             Vice President, CFO, Treasurer                  Vice President, CFO, Treasurer

------------------          ------------------------------------------      ------------------------------------------
Heidi Keating               Vice President                                  Vice President

------------------          ------------------------------------------      ------------------------------------------
John F. Ramirez             Vice President, CCO, Secretary                  Vice President, CCO, Secretary

------------------          ------------------------------------------      ------------------------------------------

                        INVESTMENT MANAGEMENT AGREEMENTS

         The Investment Manager acts as general manager of each Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund's business and administration. As compensation for its services to each Fund, the Investment Manager is entitled to a fee, payable monthly, based upon Fund's average daily net assets.

     Under the Midas Fund Investment Management Agreement dated August 25, 1995, the Investment Manager receives a fee at the annual rate of:

  1.00% of the first $200 million of the Fund's average daily net assets .95% of average daily net assets over $200 million up to $400 million .90% of average daily net assets over $400 million up to $600 million .85% of average daily net assets over $600 million up to $800 million .80% of average daily net assets over $800 million up to $1 billion .75% of average daily net assets over $1 billion.

     Under the Special Fund Investment Management Agreement dated June 30, 1999, the Investment Manager receives a fee at the annual rate of:

  1.00% of the first $10  million of the Fund  average  daily net assets
  7/8 of 1.00% of average daily net assets over $10 million up to $30 million 3/4 of 1.00% of average daily net assets over $30 million up to $150 million 5/8 of 1.00% of average daily net assets over $150 million up to $500 million 1/2 of 1.00% of average daily net assets over $500 million.

     Under Dollar Reserves Investment Management Agreement dated June 30, 1999, the Investment Manager receives a fee at the annual rate of

  Up to $250 million of average daily net assets . . . 0.50%
  From $250 million to $500 million . . . 0.45%
  Over $500 million . . . 0.40%

     The foregoing fees are calculated on the daily value of each Fund's net assets at the close of each business day. The foregoing fees for Midas Fund and Special Fund are higher than fees paid by most other investment companies.

     The Investment Management Agreements provide that the Investment Manager shall waive all or part of its fee or reimburse a Fund monthly if and to the extent the aggregate operating expenses of a Fund exceed the most restrictive limit imposed by any state in which shares of a Fund are qualified for sale or such lesser amount as may be agreed to by the Funds Boards and the Investment Manager. Currently, the Funds are not subject to any such state-imposed limitations. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. In addition, with respect to Dollar Reserves, the Investment Manager may waive its fees to improve the Fund yield.

     During the fiscal years ended December 31, 2003, 2004 and 2005, the Funds paid the Investment Manager the following fees and the Investment Manager waived the following fees:

-------- ---------------------- --------------------- --------------------------
Year     Fund Name              Amount Paid           Fees Waived
-------- ---------------------- --------------------- --------------------------
2003     Dollar Reserves        $0                    $100,330
         Midas Fund             $532,361              $0
         Special Fund           $162,229              $0
-------- ---------------------- --------------------- --------------------------

-------- ---------------------- --------------------- --------------------------
2004     Dollar Reserves        $0                    $84,704
         Midas Fund             $557,924              $0
         Special Fund           $173,583              $0
-------- ---------------------- --------------------- --------------------------

-------- ---------------------- --------------------- --------------------------
2005     Dollar Reserves        $0                    $72,762
         Midas Fund             $542,340              $0
         Special Fund           $156,334              $0
-------- ---------------------- --------------------- --------------------------

     Pursuant to the Investment Management Agreements, if requested by the Funds Boards, the Investment Manager may provide other services to the Funds such as the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof. During the fiscal years ended December 31, 2003 , 2004 and 2005, the Funds reimbursed the Investment Manager as follows:

------- ---------------------- ----------------------
Year    Fund Name              Reimbursement Amount
------- ---------------------- ----------------------
2003    Dollar Reserves        $41,670
        Midas Fund             $113,926
        Special Fund           $35,751
------- ---------------------- ----------------------

------- ---------------------- ----------------------
2004    Dollar Reserves        $37,178
        Midas Fund             $122,946
        Special Fund           $41,176
------- ---------------------- ----------------------

------- ---------------------- ----------------------
2005    Dollar Reserves        $43,050
        Midas Fund             $131,380
        Special Fund           $42,895
------- ---------------------- ----------------------

     Under the Investment Management Agreement for Midas Fund, the Fund assumes and pays all the expenses required for the conduct of its business including, but not limited to, (a) salaries of administrative and clerical personnel; (b) brokerage commissions; (c) taxes and governmental fees; (d) costs of insurance and fidelity bonds; (e) fees of the transfer agent, custodian, legal counsel and IRPAF; (f) association fees; (g) costs of preparing, printing and mailing proxy materials, reports and notices to shareholders; (h) costs of preparing, printing and mailing the prospectus and statement of additional information and supplements thereto; (i) payment of dividends and other distributions; (j) costs of stock certificates; (k) costs of Board of Directors and shareholders meetings; (l) fees of the independent directors; (m) necessary office space rental; (n) all fees and expenses (including expenses of counsel) relating to the registration and qualification of shares of the Fund under applicable federal and state securities laws and maintaining such registrations and qualifications; and (o) such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto.

     Under the Investment Management Agreements for Special Fund and Dollar Reserves, each Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fee, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Directors with respect thereto.

     The Investment Management Agreements provide that the Investment Manager will not be liable to a Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates. Nothing contained in the Investment Management Agreements, however, shall be construed to protect the Investment Manager against any liability to a Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreements.

     An Investment Management Agreement will continue automatically for successive periods of twelve months, provided that its continuance is specifically approved at least annually by (a) the Fund Board or by the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act and (b) a vote of a majority of the Directors of the Fund who are not parties to the Investment Management Agreement, or interested persons of any such party. An Investment Management Agreement may be terminated without penalty at any time either by a vote of the Fund's Board or the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to a Fund, and shall immediately terminate in the event of its assignment.

     Winco has granted the Funds a non-exclusive license to use various service marks including "Midas" under certain terms and conditions on a royalty free basis. Such license will be withdrawn in the event the Investment Manager shall not be the Funds' investment manager or another subsidiary of Winco. If the license is terminated, the Funds will eliminate all reference to those marks in their corporate name and cease to use any of such service marks or any similar service marks in its business.

                               PORTFOLIO MANAGERS

     Thomas B. Winmill is the portfolio manager of Midas Fund. Bassett S. Winmill is the portfolio manager of Special Fund. Marion E. Morris and John F. Ramirez are the co-portfolio managers of Dollar Reserves. Each portfolio manager receives compensation for his services. As of December 31, 2005, portfolio manager compensation generally consists of base salary, benefit retirement plan, limited bonus and, in certain cases, participation in equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by the Investment Manager or at the election of the portfolio manager.

     The portfolio manager's base salary is determined annually by level of responsibility and tenure at the Investment Manager or its affiliates. The primary components of the portfolio manager's bonus are based on (i) number of weeks' salary paid as annual bonuses to employees generally of the Investment Manager and its affiliates, and (ii) the financial performance of the Investment Manager and its affiliates. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of the Investment Manager and its affiliates. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the market value of the stock of parent of the Investment Manager and its affiliates.

     The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund's code of ethics will adequately address such conflicts.

     The following table provides information relating to other (non-Funds) accounts where the portfolio manager is primarily responsible for day to day management as of December 31, 2005. No portfolio manager manages such accounts or assets with performance-based advisory fees, or other pooled investment vehicles.


------------------- --------------------- ----------------------- --------------- --------------
                                          Registered Investment    Other Pooled
Portfolio Managers                        Companies                Investment     Other Accounts
                                                                   Vehicles
------------------- --------------------- ----------------------- --------------- --------------
Thomas B. Winmill   Number:                            1                 N/A          N/A
------------------- --------------------- -----------------------  -------------- --------------
                    Assets (millions):               $6.5                N/A          N/A
------------------- --------------------- -----------------------  -------------- --------------
Bassett S. Winmill  Number:                           N/A                N/A          N/A
------------------- --------------------- -----------------------  -------------- --------------
                    Assets (millions):                N/A                N/A          N/A
------------------- --------------------- -----------------------  -------------- --------------
Marion E. Morris    Number:                            1                 N/A          N/A
------------------- --------------------- -----------------------  -------------- --------------
                    Assets:(millions):                $32                N/A          N/A
------------------- --------------------- -----------------------  -------------- --------------
John F. Ramirez     Number:                           N/A                N/A          N/A
------------------- --------------------- -----------------------  -------------- --------------
                    Assets (millions):                N/A                N/A          N/A
------------------- --------------------- -----------------------  -------------- --------------

     As of December 31, 2005, the dollar range of shares beneficially owned by:
Bassett S. Winmill of Special Fund is $50,001-$100,000; Thomas B. Winmill of Midas Fund is $50,001-$100,000; and Marion E. Morris and John F. Ramirez of Dollar Reserves is, respectively, $1-$10,000 and $10,001-$50,000.

                             DISTRIBUTION OF SHARES

     Pursuant to a Distribution Agreement, the Distributor, whose address is 11 Hanover Square, New York, NY 10005, acts as principal distributor of each Fund's shares. Under the Distribution Agreement with each Fund, the Distributor uses its best efforts, consistent with its other businesses, to sell shares of each Fund. Fund shares are sold continuously.

     Pursuant to Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act, Dollar Reserves and Midas Fund each pays the Distributor monthly a fee of 0.25% per annum of the Fund's average daily net assets as compensation for its distribution and service activities. Pursuant to a Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act, Special Fund pays the Distributor monthly a fee in the amount of 0.25% per annum of the Fund average daily net assets as compensation for service activities and a fee in the amount of 0.75% of the Fund average daily net assets as compensation for distribution activities. During the fiscal year ended December 31, 2005, Dollar Reserves, Midas Fund and Special Fund paid to the Distributor a fee in the amount of $36,381 (all of which was waived), $135,585 and $165,630, respectively, under the Plans.

     In performing distribution and service activities pursuant to the Plans, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of Fund shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Funds, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of a Fund or service shareholder accounts such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

     Among other things, the Plans provide that (1) the Distributor will submit to the Funds Boards at least quarterly, and the Boards will review, reports regarding all amounts expended under the Plans and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Boards, including those Directors who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Plans or any agreement related to the Plans ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of a Fund, (3) payments by a Fund under a Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and
(4) while the Plans remain in effect, the selection and nomination of Directors who are not "interested persons" of the Funds shall be committed to the discretion of the Directors who are not interested persons of the Funds.

     The Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly-owned subsidiary of Winco, in an attempt to obtain cost savings on the marketing of the Funds' shares. Bassett S. Winmill, an interested person of the Funds, owns 100% of the voting securities of Winco. Hanover Direct will provide services to the Distributor on behalf of the Funds at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to distribution expenses and represent a discount on marketing expense of the Distributor. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any of such costs. The Hanover Direct agreement has been approved by the Boards and by the Plan Directors.

     It is the opinion of the Boards that the Plans are necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. Increased assets enable a Fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plans is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Funds' ability to maintain a high level of quality shareholder services.

     The Plans increase the overall expense ratio of the Funds; however, a substantial decline in Fund assets is likely to increase the portion of a Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plans), while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plans is to increase overall expenses. To the extent the Plans maintain a flow of subscriptions to the Funds, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to a Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of a Fund has any direct or indirect financial interest in the operation of a Plan or any related agreement.

     The principal types of activities for which payments are or will be made under the Plan include those incurring charges for compensation, occupancy, telephone, fulfillment, advertising, printing, postage, dealer payments, and in-bound call center.

     During the Funds fiscal year ended December 31, 2005, payments were made under the Plans covered the following activities in the following approximate amounts:

Activity                                    Midas Fund   Special Fund Dollar Reserves
-----------------------------------------   ----------   -----------  ---------------
Advertising                                    $14,794      $ 6,641      $   545

Printing and Mailing Prospectuses              $ 5,875      $ 5,470      $ 6,424

Payments to the Third Parties                  $21,670      $28,246      $     8
Compensation of Sales Personnel                $63,319      $84,775      $19,894

Miscellaneous Expenses (including              $30,325      $40,490      $ 9,510
allocated occupancy and telephone
expenses)

     These amounts have been derived by determining the ratio each such category represents to the total expenditures incurred by the Distributor in performing services pursuant to a Plan for such period and then applying such ratio to the total amount of compensation paid by a Fund and received by the Distributor pursuant to the Plan for such period.

                        DETERMINATION OF NET ASSET VALUE
All Funds

     A Fund's net asset value per share is determined as of the close of regular trading in equity securities on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time, unless weather, equipment failure, or other factors contribute to an earlier closing) each day the NYSE is open for trading ("Business Day"). The NYSE is generally closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Washington's Birthday (Presidents' Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Midas Fund and Special Fund

     Because a substantial portion of Midas Fund's net assets may be invested in gold, platinum and silver bullion, foreign securities and/or foreign currencies, trading in each of which is also conducted in foreign markets which are not necessarily closed on days when the NYSE is closed, the net asset value per share of Midas Fund may be significantly affected on days when shareholders have no access to the Fund or its transfer agent. In addition, because a portion of Special Fund net assets may be invested in foreign securities that are traded in foreign markets that are not necessarily closed on days when the NYSE is closed, the net asset value per share of Special Fund may also be affected on days when shareholders have no access to the Fund or its transfer agent.

     Investments in securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made unless over-the-counter quotations for such securities are believed to more closely reflect their fair value. Securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Futures and forward contracts are marked to market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded by the Funds equal to the difference between the opening and closing value of the contract. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Occasionally, events affecting the value of foreign securities and/or such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith under the direction of the Fund's Board of Directors as described in the Prospectus.

     Price quotations generally are furnished by pricing services, which may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

Dollar Reserves

     The Fund has adopted the amortized cost method of valuing portfolio securities provided by Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under that Rule relating to the Fund investments. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at prices that might not be desirable.

     The Fund board has established procedures reasonably designed to stabilize the Fund price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund holdings by the Investment Manager, at such intervals as it deems appropriate, to determine whether the Fund net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service"). The Service values the Fund investments based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

                        PURCHASE AND REDEMPTION OF SHARES

     A Fund will only issue shares upon payment of the purchase price by check made payable to the Fund's order in U.S. dollars and drawn on a U.S. bank, or by Federal Reserve wire transfer, the cost of such wire service to be paid by the shareholder. Third party checks, credit cards, and cash will not be accepted. No share certificates will be issued. Shares will be registered in the name of the shareholder or broker or its nominee by book entry in the stock transfer books of a Fund or its transfer agent. Each Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons. A Fund makes no guarantees with respect to available trading vehicles and no promise of a right to make trades via telephone, fax or internet. Orders to purchase shares are not binding on the Fund until they are confirmed by a Fund's transfer agent.

     If an order is canceled because of non-payment or because the purchaser's check does not clear, the purchaser will be responsible for any loss the Fund incurs. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser's account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders in the Fund or any of the other Funds in the Investment Company Complex.

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A shareholder's order will be priced at the Fund's net asset value next computed after such order is accepted by an authorized broker or the broker's authorized designee. Some transactions effected through financial intermediaries may be subject to different terms than those set forth in the Fund's prospectus.

     The Fund may redeem for any reason, at any time, at current net asset value all shares owned or held by any one shareholder having an aggregate current net asset value of any amount, subject to the requirements of applicable law. If not paid otherwise, account charges for the $20 small account fee will be paid by the Fund redeeming shares. Individual Retirement Account (IRA) shareholders will not bear the expense of the custodian. The expense of the custodian for IRA accounts will be borne by the Fund as a whole.

     Each Fund (other than Dollar Reserves) is designed as a long term investment, and short term trading is discouraged. short term trading by Fund shareholders may adversely affect the Funds by interfering with portfolio management and increasing portfolio transaction and administrative costs. To discourage short term trading, a Fund may temporarily suspend or terminate purchases and exchanges by investors or groups of investors who engage in short term trading practices, which the Fund, the Investment Manager or the Distributor believes may have an adverse impact on the Fund.

     "Late trading" refers to the practice of placing orders to purchase or redeem mutual fund shares with the fund's transfer agent or an authorized intermediary after the designated time (the "Pricing Time") as of which the fund calculates its net asset value ("NAV") (usually the close of trading on the New York Stock Exchange or 4:00 p.m. ET), but receiving the price based on the prior calculated NAV. "Late trading" also refers to the practice of placing conditional trade orders prior to the Pricing Time with the option of withdrawing or confirming the trade orders after the Pricing Time. Late traders gain the possibility of an information advantage based on news after the Pricing Time that could affect the value of a fund's holdings but is not reflected in the NAV pricing for that day. The Investment Manager and the Distributor have established the following policies and procedures to detect and prevent late trading: no associated person of the Investment Manager or the Distributor may effect or facilitate late trading in the shares of any Fund; the Investment Manager, the Distributor and their associated persons are prohibited from entering into any agreement or adopting any practice with the purpose of permitting any person to engage in late trading; all orders for trades in the shares of a Fund that are received after the Pricing Time for the Fund will be submitted for processing and pricing for the next calculated price; the Investment Manager, the Distributor and their associated persons will not permit a customer to alter, cancel or withdraw a trade order in the shares of a Fund after the Pricing Time for that Fund, except to correct a manifest error and subject to the approval of the CCO; associated persons of the Investment Manager who receive trade orders for shares of a Fund must promptly time stamp the tickets for those orders; any associated person of the Investment Manager or the Distributor who becomes aware of any actions taken to effect or facilitate late trading in the shares of a Fund must promptly report the actions to the CCO.

     "Market timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Market timing transactions include trades in mutual fund shares that occur when the fund's NAV does not fully reflect the value of the fund's holdings - for example, when the fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information possible. Funds that invest a substantial portion of their assets in foreign securities may be subject to the risks associated with market timing and short term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Midas Fund and Midas Special Fund may be subject to these greater risks to the extent that they invest in foreign securities. Market timing can have a dilutive effect on the value of the investments of long term fund shareholders and can increase the transaction costs of a fund, which will be borne by all fund shareholders. In order to assist in the detection and prevention of market timing that may have an impact on a Fund, the Investment Manager and the Distributor have established the following policies and procedures: the Investment Manager will monitor for market timers and will establish criteria by which to identify potential market timers and to determine whether further action is warranted; the Investment Manager may reject any purchase or exchange orders, in whole or in part, including trading orders that in its opinion may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Fund(s). The Investment Manager may consider the trading history of accounts under common ownership or control to determine whether to reject an order; it may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Fund(s). Accordingly, the Investment Manager may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be rejected in whole or in part by the affected Fund(s); the Investment Manager or the Distributor will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the Funds, and restricting access to a Fund by a particular investor; any associated person of the Investment Manager or the Distributor who becomes aware of any actions taken to undertake, effect or facilitate a market timing transaction contrary to a representation made in a Fund's prospectus or SAI will report the actions to the CCO.

     If shares of any Fund (other than Dollar Reserves) held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to 1% of the NAV of shares redeemed or exchanged. Redemption fees are retained by the Fund.

                             ALLOCATION OF BROKERAGE

Midas Fund and Special Fund

     Each Fund seeks to obtain prompt execution of orders at the most favorable net prices. Transactions are directed to brokers and dealers qualified to execute orders or provide research, statistical or other services, and who may sell shares of the Fund or other affiliated investment companies. The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the charges of Fund service providers. However, the Funds do not direct portfolio securities transactions, or remuneration received or to be received from such portfolio securities transactions, to any broker or dealer in consideration for the promotion or sale of Fund shares. No formula exists and no arrangement is made with or promised to any broker/dealer which commits either a stated volume or percentage of brokerage business based on research, statistical or other services furnished to the Investment Manager. Although Fund transactions in debt and over-the-counter securities with dealers acting as principals at net prices incur little or no brokerage costs, in increasing circumstances, however, the Fund will engage a broker as agent for a commission to effect transactions for such securities. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made for a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), or other applicable law are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, or the sale of Fund shares, if any, will be beneficial to the Fund. Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. These services may include brokerage and research services as defined in Section 28(e)(3) of the 1934 Act, which presently include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities, (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

     During the fiscal years ended December 31, 2003, 2004, and 2005, Midas Fund and Special Fund paid the following brokerage commissions:

------- ----------------- ------------------- ------------------------------
                                              Amount Paid to Brokers for
Year    Fund Name         Total Amount Paid   Research
------- ----------------- ------------------- ------------------------------
2003    Midas Fund        $211,508            $210,368
        Special Fund      $18,878             $6,480

------- ----------------- ------------------- ------------------------------
2004    Midas Fund        $222,974            $220,404
        Special Fund      $6,745              $0

------- ----------------- ------------------- ------------------------------
2005    Midas Fund        $147,228            $147,228
        Special Fund      $24,102             $24,102
------- ----------------- ------------------- ------------------------------

     Investment decisions for a Fund are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more funds. In such a case, the Investment Manager may combine orders for two or more funds for a particular security (a "bunched trade") if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. All accounts participating in a bunched trade shall receive the same execution price with all transaction costs (e.g. commissions) shared on a pro rata basis. In the event that there are insufficient securities to satisfy all orders, the partial amount executed shall be allocated among participating accounts pro rata on the basis of order size. In the event of a partial fill and the portfolio manager does not deem the pro rata allocation of a specified number of shares to a particular account to be sufficient, the portfolio manager may waive in writing such allocation. In such event, the account's pro rata allocation shall be reallocated to the other accounts that participated in the bunched trade. Following trade execution, portfolio managers may determine in certain instances that it would be fair and equitable to allocate securities purchased or sold in such trade in a manner other than that which would follow from a mechanical application of the procedures outlined above. Such instances may include (i) partial fills and special accounts (in the event that there are insufficient securities to satisfy all orders, it may be fair and equitable to give designated accounts with special investment objectives and policies some degree of priority over other types of accounts.); (ii) unsuitable or inappropriate investment (it may be appropriate to deviate from the allocation determined by application of these procedures if it is determined before the final allocation that the security in question would be unsuitable or inappropriate for one or more of the accounts originally designated). While in some cases this practice could have a detrimental effect upon the price or quantity of the security available with respect to a Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices.

     A Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that a Fund or other affiliated investment companies do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Winco, the parent of the Investment Manager.

     A Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. A higher portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for short term capital gains and taxes.

     From time to time, certain brokers may be paid a fee for record keeping, shareholder communications and other services provided by them to investors purchasing shares of a Fund through the "no transaction fee" programs offered by such brokers. This fee is based on the value of the investments in a Fund made by such brokers on behalf of investors participating in their "no transaction fee" programs. The Funds' Boards have further authorized the Investment Manager to place a portion of a Fund's brokerage transactions with any such brokers, if the Investment Manager reasonably believes that, in effecting a Fund's transactions in portfolio securities, such broker or brokers are able to provide the best execution of orders at the most favorable prices. Commissions earned by such brokers from executing portfolio transactions on behalf of a Fund may be credited by them against the fee they charge a Fund, on a basis which has resulted from negotiations between the Investment Manager and such brokers.

Dollar Reserves

     Under current investment policies, the Fund is not expected to incur any substantial brokerage commission costs. For the fiscal years ended December 31, 2003, 2004, and 2005, the Fund did not pay any brokerage commissions. The Fund is not currently obligated to deal with any particular broker, dealer or group thereof.

     The Fund seeks to obtain prompt execution of orders at the most favorable net prices. The Fund may purchase portfolio securities from dealers and underwriters as well as from issuers. Purchases of securities include a commission or concession paid to the underwriter, and purchases from dealers include a spread between the bid and asked price. When securities are purchased directly from an issuer, no commissions or discounts are paid.

     Transactions may be directed to dealers who provide research and other services in the execution of orders. There is no certainty that such services provided, if any, will be beneficial to the Fund, and it may be that other affiliated investment companies will derive benefit therefrom. It is not possible to place a dollar value on such services received by the Investment Manager from dealers effecting transactions in portfolio securities. Such services may permit the Investment Manager to supplement its own research and other activities and may make available to the Investment Manager the opinions and information of individuals and research staffs of other securities firms. Portfolio transactions will not be directed to dealers solely on the basis of research services provided. The Fund will not purchase portfolio securities at a higher price or sell such securities at a lower price in connection with transactions effected with a dealer who furnishes research services to the Investment Manager than would be the case if no weight were given by the Investment Manager to the dealer furnishing of such services.

     Investment decisions for the Fund and for the other Funds managed by the Investment Manager or its affiliates are made independently based on each Fund investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. Combined purchase or sale orders are then averaged as to price and allocated as to amount according to a formula deemed equitable to each Fund. While in some cases this practice could have a detrimental effect upon the price or quantity of the security available with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices.

                             DISTRIBUTIONS AND TAXES

     Distributions. If the U.S. Postal Service cannot deliver a shareholder's check, or if such a check remains uncashed for six months, the Fund reserves the right to redeposit a check for a distribution from a Fund, thereby crediting the shareholder's account with additional Fund shares at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Taxes. Each Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short term capital gain over net long term capital loss and net gains from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid ) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"), and (2) the Fund's investments must satisfy certain diversification requirements. In any taxable year for which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that it distributes to its shareholders. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders (even if it distributed that income to its shareholders). In addition, the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long term capital gain over net short term capital loss), as dividends to the extent of the Fund's earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable at the rate for net capital gain - a maximum of 15%); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     A Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis) plus (3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year. Each Fund intends to avoid imposition of the Excise Tax by making adequate distributions.

     A loss on the sale of Fund shares that were held for six months or less will be treated as a long- term (rather than a shor-term) capital loss to the extent the seller received any capital gain distributions attributable to those shares.

     Any dividend or other distribution will have the effect of reducing the net asset value of a Fund's shares on the payment date by the amount thereof. Furthermore, any such distribution, although similar in effect to a return of capital, will be subject to taxes. Accordingly, an investor should not purchase shares shortly before the record date for any dividend or any other distribution. Dividends and other distributions may also be subject to state and local taxes.

     Qualified Dividend Income (Midas Fund and Special Fund only). The part, if any, of the income dividends either Fund pays that is attributable to "qualified dividend income" (i.e., dividends it receives on stock of most domestic corporations and "qualified foreign corporations" - generally, foreign corporations incorporated in a U.S. possession, eligible for the benefits of certain comprehensive income tax treaties with the United States or the stock of which is readily tradable on an established securities market in the United States - with respect to which the Fund satisfies certain holding period, debt-financing and other restrictions) ("QDI") generally will be subject to the maximum federal income tax rate applicable to net capital gain, 15%, for individual shareholders who satisfy those restrictions with respect to the shares on which the Fund dividends were paid. A portion of those dividends -- not exceeding the aggregate dividends such a Fund receives from domestic corporations only -- also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. No part of the income dividends Dollar Reserves pays is expected to qualify for that rate or deduction. The special rules regarding QDI generally apply to taxable years beginning before January 1, 2009; thereafter, each Fund's dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further legislative action is taken.

     Because a Fund may earn income that is not QDI, such as interest, payments in lieu of dividends on securities loans, non-qualifying dividends and net short term capital gain, the percentage of Fund dividends that will qualify as QDI or for the dividends-received deduction generally will be less than 100%. Each Fund will notify shareholders annually of the percentage of its distributions that do so qualify.

     Foreign Securities (Midas Fund and Special Fund only). Dividends and interest each Fund receives, and gains it realizes, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes it paid. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

     Midas Fund and Special Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's taxable income and, accordingly, will not be taxable to it to the extent that it distributes that income to its shareholders. Distributions thereof will not be eligible for the 15% maximum federal income tax rate on QDI.

     If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund", then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain even if they are not distributed to the Fund; those amounts likely would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     A Fund may elect to "mark to market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     Foreign Currencies. Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options, futures and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of a debt security denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to fluctuations in exchange rates between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to shareholders, as ordinary income, rather than affecting the amount of its net capital gain.

     Financial Instruments and Foreign Currencies. The use of strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) - and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies - will be treated as qualifying income under the Income Requirement.

     When a covered call option written (sold) by a Fund expires, the Fund will realize a short term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long term or short term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than basis of the underlying security.

     If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale by a Fund if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

     Some futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Code), foreign currency contracts and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which a Fund invests may be subject to section 1256 of the Code (collectively "section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long term capital gain or loss, and the balance will be treated as short term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also are marked-to-market for purposes of the Excise Tax.

     Withholding (All Funds). Midas Fund and Special Fund must withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss is realized)
- and Dollar Reserves must do so with respect to dividends - otherwise payable to any individual or certain other noncorporate shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from each Fund's dividends and, in the case of Midas Fund and Special Fund, capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason.

     Pursuant to the recently enacted American Jobs Creation Act of 2004, "interest-related dividends" and "short term capital gain dividends" a Fund pays to foreign investors with respect to its taxable years beginning after December 31, 2004, and before January 1, 2008, will not be subject to a 30% withholding tax that otherwise would apply to the dividends the Fund pays thereto.

     Code section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward currency contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

     The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this SAI, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                            CAPITAL STOCK INFORMATION

     Midas Fund and Dollar Reserves each has authorized capital of one billion shares of common stock, par value $0.01 per share. Special Fund has authorized capital of 500 million shares of common stock, par value $0.01. The Funds may issue additional series of shares. Currently, the Funds offer only one class of shares, but the Boards are authorized to create additional classes and series.

     Fund stockholders are entitled to one vote for each share and a fractional vote for each fraction of a share they own. Voting rights are not cumulative. All shares of a Fund are fully paid and non-assessable and have no preemptive or conversion rights. Shares may be redeemed from a Fund at their then current net asset value on any day that the Fund is open for business.

     There will be no annual meeting of stockholders of a Fund for the election of directors or to transact other business except (a) as required by law; (b) as the chairman of the board, the president, or the co-president deems appropriate; or (c) as called by the secretary upon the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at such meeting, provided that (i) the stockholders' request states the purposes of the meeting and the matters to be acted on, and (ii) the stockholders requesting the meeting shall have paid to the Fund the reasonably estimated cost of preparing and mailing the notice of the meeting.

                             REPORTS TO SHAREHOLDERS

     Each Fund issues, at least semi-annually, a report to its shareholders including a list of investments held and statements of assets and liabilities, operations, and changes in net assets of each Fund. Each Fund's fiscal year ends on December 31.

                          CUSTODIAN AND TRANSFER AGENT

     State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, has been retained to act as Custodian of each Fund's investments and may appoint one or more subcustodians. The Custodian is responsible for the safekeeping of a Fund assets. As part of its agreement with the Funds, the Custodian may apply credits or charges for its services to the Funds for, respectively, positive or deficit cash balances maintained by the Funds with the Custodian. Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110, acts as the Funds Transfer and Dividend Disbursing Agent and performs accounting services for the Funds.

     The Funds and/or the Distributor has entered into certain agreements with third party service providers ("Recordkeepers") pursuant to which the Funds participate in various "no transaction fee" programs offered by the Recordkeepers and pursuant to which the Recordkeepers provide distribution services, shareholder services, and/or co-transfer agency services. The fees of such Recordkeepers are charged to a Fund for co-transfer agency services and to the Distributor for distribution and shareholder services and allocated between the Distributor and the Fund in a manner deemed equitable by the Fund Board.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Tait, Weller & Baker LLP ("Tait Weller"), 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is each Fund's IRPAF. Tait Weller audits the Funds' financial statements annually.

APPENDIX A - DESCRIPTIONS OF BOND RATINGS
Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger that the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Ratings Group Corporate Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

                           APPENDIX B - PROXY VOTING
                  AMENDED PROXY VOTING POLICIES AND PROCEDURES

                           Midas Dollar Reserves, Inc.
                                Midas Fund, Inc.
                            Midas Special Fund, Inc.

     Midas Dollar Reserves, Inc., Midas Fund, Inc. and Midas Special Fund, Inc. (the "Funds") delegates the responsibility for voting proxies of portfolio companies held in each Fund's portfolio to Institutional Shareholder Services, Inc. ("ISS"). The Proxy Voting Guidelines of ISS (see attached) are incorporated by reference herein as a Fund's proxy voting policies and procedures, as supplemented by the terms hereof. Each Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the ADDENDUM - NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES supercede the Proxy Voting Guidelines of ISS in their entirety. In all cases, a Fund's proxies will be voted in the best interests of the Fund.

     With respect to a vote upon which a Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its investment adviser or any affiliated person of the Investment Manager, a Fund will disclose such conflict to, and obtain consent from, its Independent Directors, or a committee thereof, prior to voting the proxy.

January 1, 2006

                                    ADDENDUM
               NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

     These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address. As such, they cannot be "violated." In each case the vote will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

         Board and Governance Issues

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of IRPAF

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued. Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or "Staggered" Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company charter or bylaws require a level of voting approval in excess of simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders, however, often must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.
Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation. Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock. However, we will typically not object to dual classes of stock.

Limit Directors Tenure

In general, corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

         Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation. Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership. However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal  access  proposals  ask  companies  to give  shareholders  access to proxy materials to state their views on contested issues, including director nominations. In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

         Mergers and Acquisitions

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote. In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders. To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management position. We may also elect to abstain or not vote on any given matter.

January 1, 2006

                           ISS PROXY VOTING GUIDELINES

                                     SUMMARY

     The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1.       OPERATIONAL ITEMS

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify  auditors,  unless any of the following  apply:
An auditor has a financial interest in or association with the company, and is therefore not independent Fees for non-audit services are excessive, or There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company financial position.
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as a voting item.

2.       BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long term company performance relative to a market index, directors investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

Attend less than 75 percent of the board and committee meetings without a valid excuse
Implement or renew a dead-hand or modified dead-hand poison pill
Ignore a shareholder proposal that is approved by a majority of the shares outstanding
Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
Failed to act on takeover offers where the majority of the shareholders tendered their shares Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
Are audit committee members and the non-audit fees paid to the auditor are excessive.
Are inside directors or affiliated outside directors and the full board is less than majority independent Sit on more than six boards
Are members of a compensation committee that has allowed a pay-for-performance disconnect as described in Section 8 (Executive and Director Compensation).
In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company other governance provisions.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director or officer legal defense was unsuccessful if both of the following apply:
The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and Only if the director legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties
Two-thirds independent board
All- independent key committees
Established governance guidelines

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3.       PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
long term financial performance of the target company relative to its industry Management track record Background to the proxy contest
Qualifications of director nominees (both slates)
Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:

In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4. ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors: Purchase price Fairness opinion Financial and strategic benefits How the deal was negotiated Conflicts of interest Other alternatives for the business Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors: Impact on the balance sheet/working capital Potential elimination of diseconomies Anticipated financial and operating benefits Anticipated use of funds Value received for the asset Fairness opinion How the deal was negotiated Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy

Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
Dilution to existing shareholders' position Terms of the offer Financial issues Management's efforts to pursue other alternatives
Control issues
Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
The reasons for the change
Any financial or tax benefits
Regulatory benefits
Increases in capital structure
Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
Prospects of the combined company, anticipated financial and operating benefits Offer price
Fairness opinion
How the deal was negotiated
Changes in corporate governance
Change in the capital structure
Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
Tax and regulatory advantages
Planned use of the sale proceeds
Valuation of spinoff
Fairness opinion Benefits to the parent company
Conflicts of interest
Managerial incentives
Corporate governance changes
Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.       STATE OF INCORPORATION

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote  AGAINST   proposals   that  ask  the  board  to  consider   nonshareholder
constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.       CAPITAL STRUCTURE

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
It is intended for financing purposes with minimal or no dilution to current shareholders It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.       EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:
 long term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
 Cash compensation, and
 Categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.
Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

Votes for plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a  dollar-for-dollar  cash for stock exchange.

Votes for plans that do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
Historic trading patterns
Rationale for the repricing
Value-for-value exchange
Option vesting Term of the option
Exercise price Participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
Purchase price is at least 85 percent of fair market value Offering period is 27 months or less, and
The number of shares allocated to the plan is ten percent or less of the outstanding shares
Vote AGAINST employee stock purchase plans where any of the following apply:
Purchase price is less than 85 percent of fair market value, or Offering period is greater than 27 months, or The number of shares allocated to the plan is more than ten percent of the outstanding shares

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options

Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)
The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
The parachute should be less attractive than an ongoing employment opportunity with the firm The triggering mechanism should be beyond the control of management The amount should not exceed three times base salary plus guaranteed benefits

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9.       SOCIAL AND ENVIRONMENTAL ISSUES

         Consumer Issues and Public Safety

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products), The availability and feasibility of alternatives to animal testing to ensure product safety, and
The degree that competitors are using animal - free testing.

Generally vote FOR proposals seeking a report on the company animal welfare standards unless:
The company has already published a set of animal welfare standards and monitors compliance
The company standards are comparable to or better than those of peer firms, and There are no serious controversies surrounding the company treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
Whether the proposal focuses on a specific drug and region
Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
The extent that reduced prices can be offset through the company marketing budget without affecting R&D spending Whether the company already limits price increases of its products
Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries The extent that peer companies implement price restraints

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
The quality of the company disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
Company current disclosure on the feasibility of GE product labeling, including information on the related costs
Any voluntary labeling initiatives undertaken or considered by the company.
Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.
The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
The quality of the company disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.
Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.
Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company Sub-Saharan operations and how the company is responding to it, taking into account:
The nature and size of the company operations in Sub-Saharan Africa and the number of local employees
The company existing healthcare policies, including benefits and healthcare access for local workers Company donations to healthcare providers operating in the region
Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:
The company actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations
The companys  initiatives in this regard compared to those of peer companies

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
Whether the company has adequately disclosed the financial risks of its subprime business Whether the company has been subject to violations of lending laws or serious lending controversies
Peer companies policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
Second-hand smoke:
Whether the company complies with all local ordinances and regulations
The degree that voluntary restrictions beyond those mandated by law might hurt the company competitiveness
The risk of any health-related liabilities.
Advertising to youth:
Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
Whether the company has gone as far as peers in restricting advertising
Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
Whether restrictions on marketing to youth extend to foreign countries
Cease production of tobacco-related products or avoid selling products to tobacco companies:
The percentage of the company business affected The economic loss of eliminating the business versus any potential tobacco-related liabilities.
Spinoff tobacco-related businesses:
The percentage of the company  business affected
The feasibility of a spinoff
Potential future liabilities related to the company tobacco business. Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities. Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

         Environment and Energy

Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
Whether there are publicly available environmental impact reports
Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills
The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
The company current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
The company environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills Environmentally conscious practices of peer companies, including endorsement of CERES Costs of membership and implementation.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:
Approximate costs of complying with current or proposed environmental laws Steps company is taking to reduce greenhouse gasses or other environmental pollutants Measurements of the company emissions levels Reduction targets or goals for environmental pollutants including greenhouse gasses

Environmental Reports

Generally vote FOR requests for reports disclosing the company environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company operations and products, unless the report is duplicative of the company current environmental disclosure and reporting or is not integral to the company line of business. However, additional reporting may be warranted if:
The company  level of disclosure lags that of its competitors, or

The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
The nature of the company business and the percentage affected
The extent that peer companies are recycling The timetable prescribed by the proposal
The costs and methods of implementation Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
The nature of the company business and the percentage affected
The extent that peer companies are switching from fossil fuels to cleaner sources
The timetable and specific action prescribed by the proposal The costs of implementation The company initiatives to address climate change
Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company current environmental disclosure and reporting or is not integral to the company line of business.

Sustainability Report

Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:
A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or A report based on Global Reporting Initiative (GRI) or similar guidelines. Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:
The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or The company has publicly committed to using the GRI format by a specific date

         General Corporate Issues

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
The relevance of the issue to be linked to pay
The degree that social performance is already included in the company pay structure and disclosed

The degree that social performance is used by peer companies in setting pay Violations or complaints filed against the company relating to the particular social performance measure Artificial limits sought by the proposal, such as freezing or capping executive pay Independence of the compensation committee Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
The company is in compliance with laws governing corporate political activities, and
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive. Vote AGAINST proposals to report or publish in newspapers the company political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements. Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals restricting the company from making charitable contributions.
Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

         Labor Standards and Human Rights

China Principles

Vote AGAINST proposals to implement the China Principles unless:
There are serious controversies surrounding the company's China operations, and The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company operations in a particular country and steps to protect human rights, based on:
The nature and amount of company business in that country
The company workplace code of conduct
Proprietary and confidential information involved
Company compliance with U.S. regulations on investing in the country Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
The company current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent Agreements with foreign suppliers to meet certain workplace standards
Whether company and vendor facilities are monitored and how
Company participation in fair labor organizations
Type of business Proportion of business conducted overseas
Countries of operation with known human rights abuses
Whether the company has been recently involved in significant labor and human rights controversies or violations Peer company standards and practices Union presence in company international factories
Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
The company does not operate in countries with significant human rights violations The company has no recent human rights controversies or violations, or The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
Company compliance with or violations of the Fair Employment Act of 1989
Company anti-discrimination policies that already exceed the legal requirements The cost and feasibility of adopting all nine principles The cost of duplicating efforts to follow two sets of standards
(Fair Employment and the MacBride Principles)
The potential for charges of reverse discrimination
The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted The level of the company investment in Northern Ireland The number of company employees in Northern Ireland
The degree that industry peers have adopted the MacBride Principles
Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride
Principles.

         Military Business

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
Whether the company has in the past manufactured landmine components
Whether the company peers have renounced future production
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
What weapons classifications the proponent views as cluster bombs
Whether the company currently or in the past has manufactured cluster bombs or their components
The percentage of revenue derived from cluster bomb manufacturing
Whether the company peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company business.

Operations in Nations Sponsoring Terrorism (Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company financial and reputational risks from its operations in Iran, taking into account current disclosure on:
The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
Compliance with U.S. sanctions and laws

Spaced-Based Weaponization

Generally vote FOR reports on a company involvement in spaced-based weaponization unless:
The information is already publicly available or The disclosures sought could compromise proprietary information.

         Workplace Diversity

Board Diversity

Generally vote FOR reports on the company efforts to diversify the board, unless:
The board composition is reasonably inclusive in relation to companies of similar size and business or
The board already reports on its nominating procedures and diversity initiatives.
Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
The degree of board diversity
Comparison with peer companies
Established process for improving board diversity Existence of independent nominating committee
Use of outside search firm History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company affirmative action initiatives unless all of the following apply:
The company has well-documented equal opportunity programs
The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and The company has no recent EEO-related violations or litigation.
Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company progress towards the Glass Ceiling Commission business recommendations, unless:
The composition of senior management and the board is fairly inclusive
The company has well-documented programs addressing diversity initiatives and leadership development The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote FOR proposals seeking to amend a company EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.
Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
The company current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent Agreements with foreign suppliers to meet certain workplace standards
Whether company and vendor facilities are monitored and how
Company participation in fair labor organizations
Type of business
Proportion of business conducted overseas
Countries of operation with known human rights abuses
Whether the company has been recently involved in significant labor and human rights controversies or violations
Peer company standards and practices
Union presence in company international factories
Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
The company does not operate in countries with significant human rights violations
The company has no recent human rights controversies or violations, or The company already publicly discloses information on its vendor standards compliance.


MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
Company compliance with or violations of the Fair Employment Act of 1989
Company anti-discrimination policies that already exceed the legal requirements The cost and feasibility of adopting all nine principles
The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride
Principles)
The potential for charges of reverse discrimination
The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
The level of the company investment in Northern Ireland
The number of company employees in Northern Ireland
The degree that industry peers have adopted the MacBride Principles
Applicable state and municipal laws that limit contracts with companies that have not adopted the
MacBride Principles.

         Military Business

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
Whether the company has in the past manufactured landmine components
Whether the company peers have renounced future production
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
What weapons classifications the proponent views as cluster bombs
Whether the company currently or in the past has manufactured cluster bombs or their components
The percentage of revenue derived from cluster bomb manufacturing
Whether the company peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company business.

Operations in Nations Sponsoring Terrorism (Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company financial and reputational risks from its operations in Iran, taking into account current disclosure on:
The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption Compliance with U.S. sanctions and laws
Spaced-Based Weaponization

Generally vote FOR reports on a company involvement in spaced-based weaponization unless: The information is already publicly available or The disclosures sought could compromise proprietary information.

        Workplace Diversity

Board Diversity

Generally vote FOR reports on the company efforts to diversify the board, unless:
The board composition is reasonably inclusive in relation to companies of similar size and business or
The board already reports on its nominating procedures and diversity initiatives.
Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
The degree of board diversity
Comparison with peer companies
Established process for improving board diversity
Existence of independent nominating committee
Use of outside search firm
History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company affirmative action initiatives unless all of the following apply:
The company has well-documented equal opportunity programs
The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
The company has no recent EEO-related violations or litigation.
Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company progress towards the Glass Ceiling Commission business recommendations, unless:
The composition of senior management and the board is fairly inclusive
The company has well-documented programs addressing diversity initiatives and leadership development
The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote FOR proposals seeking to amend a company EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company. Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

Part C. Other Information

Item 23. Exhibits

(a)  (1)  Amended and Restated Articles of Incorporation. (1)

     (2)  Articles of Amendment. (2)

     (3)  Articles Supplementary. (2)

(b)  (1)  Amended By-Laws. (3)

(c)  (1)  Amended and Restated Articles of Incorporation. (1)

     (2)  Articles of Amendment. (2)

     (3)  Articles Supplementary. (2)

     (4)  Amended By-Laws. (3)

(d)  Form of Investment Management Agreement. (2)

(e)  (1)  Form of Distribution Agreement. (7)

     (2) Form of Related Agreement to Plan of Distribution between Investor Service Center, Inc. and Hanover Direct Advertising Company, Inc. (1)

(f)  Not applicable.

(g)  (1)  Form of Custody Agreement. (4)

(h) (1) Form of Transfer Agency and Investment Accounting Agreement with Unified Fund Services, Inc. (4)

     (2)  (i)  Committted Credit Facility Agreement. (5)

          (ii) Uncommittted Credit Facility Agreement. (5)

     (3)  Form of Securities Lending Authorization Agreement. (6)

     (4)  Form of Segregated Account Procedural and Safekeeping Agreement. (6)

     (5)  Form of Retirement Plan Custodial Services Agreement. (1)

(i) Opinion and Consent of Counsel as to Legality of Securities Being Registered - filed herewith.

(j)  Accountants Consent - filed herewith.

(k)  Not applicable.

(l)  Not applicable.

(m)  Plan of Distribution. (1)

(n)  Not applicable.

(p)  Amended Code of Ethics. (5)

(1) Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 51 to the registration statement of Dollar Reserves, Inc., SEC file number 2-57953, filed on October 26, 1995.

(2) Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 56 to the registration statement of Dollar Reserves, Inc., SEC file number 2-57953, filed on July 12, 1999.

(3) Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 58 to the registration statement of Dollar Reserves, Inc., SEC file number 2-57953, filed on May 1, 2001.

(4) Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 59 to the registration statement of Dollar Reserves, Inc., SEC file number 2-57953, filed on April 22, 2002.

(5) Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 61 to the registration statement of Dollar Reserves, Inc., SEC file number 2-57953, filed on April 29, 2004.

(6) Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 54 to the registration statement of Dollar Reserves, Inc., SEC file number 2-57953, filed on September 3, 1998.

(7) Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 63 to the registration statement of Midas Dollar Reserves, Inc., SEC file number 2-57953, filed on April 29, 2005.

Item 24. Persons Controlled by or under Common Control with Registrant

     Not  applicable.

Item 25. Indemnification

     The Registrant is incorporated under Maryland law. Section 2-418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active and deliberate dishonesty, (b) the person received an improper personal benefit in money, property or services or (c) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.

     Registrant's amended and restated Articles of Incorporation: (1) provide that, to the maximum extent permitted by applicable law, a director or officer will not be liable to the Registrant or its stockholders for monetary damages;
(2) require the Registrant to indemnify and advance expenses as provided in the By-laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant in similar capacities for other entities in advance of final disposition of any action against that person to the extent permitted by Maryland law and the 1940 Act; (3) allow the corporation to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the amended and restated Articles of Incorporation by the shareholders, or adoption or modification of any provision of the Articles of Incorporation inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification available to any person covered by the indemnification provisions of the amended and restated Articles of Incorporation.

     Section 11.01 of Article XI of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 11.02 of Article XI of the By-Laws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

     Registrant's Investment Management Agreement between the Registrant and Midas Management Corporation (the "Investment Manager") provides that the Investment Manager shall not be liable to the Registrant or its series or any shareholder of the Registrant or its series for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant or to the series by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

     Section 9 of the Distribution Agreement between the Registrant and Investor Service Center, Inc. ("Service Center") provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service Center and any retail dealer, or arising out of supplementary literature or advertising used by Service Center in connection with the Distribution Agreement.

     The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described Investment Management Agreement and Distribution Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and other Connections of Investment Adviser

     Midas Management Corporation (the "Investment Manager") is a wholly-owned subsidiary of Winmill & Co. Incorporated (formerly Bull & Bear Group, Inc.) ("Winco"). Winco is also the parent of CEF Advisers, Inc. ("CEF"), a registered investment adviser and Investor Service Center, Inc., the Fund's distributor and a registered broker/dealer. The principal business of the Investment Manager and CEF since their founding has been to serve as investment managers to registered investment companies. The directors and officers of Winco and its subsidiaries are also directors and officers of the investment companies managed by the Investment Manager and CEF. The Investment Manager serves as investment manager of Midas Dollar Reserves, Inc., Midas Fund, Inc. and Midas Special Fund, Inc. CEF serves as investment manager to Global Income Fund, Inc. and Foxby Corp.

     In addition, Thomas B. Winmill, Esq. is (i) Director, Chief Executive Officer, President of and General Counsel to the Fund; (ii) President of Midas Management Corporation (the Fund's investment manager), Investor Service Center, Inc. (the Fund's distributor and a registered broker-dealer) and their affiliates; (iii) a director of York Insurance Services Group, Inc., 99 Cherry Hill Road, Parsippany, NJ; (iv) President and a director of Bexil Corporation, 11 Hanover Square, New York, NY 10005; and (v) General Counsel of Tuxis Corporation, 11 Hanover Square, New York, NY 10005.

Item 27. Principal Underwriters

a) Investor Service Center, Inc. ("Service Center") serves as principal underwriter of Midas Dollar Reserves, Inc., Midas Fund, Inc. and Midas Special Fund, Inc.

b) Service Center serves as the Registrant's principal underwriter. The directors and officers of Service Center, their principal business addresses, their positions and offices with Service Center and their positions and offices with the Registrant (if any) are set forth below.

Name and Principal         Position and Offices with Service Center   Position and Offices
Business Address                                                      with Registrant
------------------------------------------------------------------------------------------------------
Thomas B. Winmill           Director, Chairman, President,             Director, Chairman, President, Chief
11 Hanover Square           Chief Executive Officer and                Executive Officer and General
New York, NY 10005          General Counsel                            Counsel

Bassett S. Winmill          Not Applicable                             Chief Investment Strategist
11 Hanover Square
New York, NY 10005

Robert D. Anderson          Representative                             Director, Vice Chairman
11 Hanover Square
New York, NY 10005

Thomas O'Malley             Director, Vice Chairman, Vice              Vice President Treasurer, Chief
11 Hanover Square           President, Treasurer, Chief                Accounting Officer, Chief
New York, NY 10005          Accounting Officer, Chief                  Financial Officer
                            Financial Officer

Marion E. Morris            Not Applicable                             Senior Vice President
11 Hanover Square
New York, NY 10005

John F. Ramirez             Vice President, Chief Compliance           Vice President, Chief
11 Hanover Square           Officer and Secretary                      Compliance Officer and Secretary
New York, NY 10005

R. Douglas Burleson         Director of Institutional Sales            Compliance Associate
11 Hanover Square
New York, NY 10005

The Registrant has no principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

Item 28. Location of Accounts and Records

     The minute books of the Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 (the offices of Registrant's custodian) and Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, IN 46204 (the offices of the Registrant's Transfer Dividend Disbursing Investment Accounting Services Agent).

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     Not  applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City, County and State of New York on the 1st day of May, 2006

                           MIDAS DOLLAR RESERVES, INC.

                              /s/Thomas B. Winmill
                              ---------------------
                              By: Thomas B. Winmill
                                    President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Thomas B. Winmill        Chairman, Director, President,          May 1, 2006
---------------------        Chief Executive Officer and
    Thomas B. Winmill        General Counsel

/s/ Robert D. Anderson       Vice Chairman, Director                 May 1, 2006
----------------------
    Robert D. Anderson

/s/ Thomas  O'Malley         Treasurer, Chief Accounting             May 1, 2006
---------------------        Officer, Chief Financial Officer
    Thomas O'Malley

/s/ Bruce B. Huber           Director                                May 1, 2006
------------------
    Bruce B. Huber

/s/ James E. Hunt            Director                                May 1, 2006
-----------------
    James E. Hunt

/s/ Peter K. Werner          Director                                May 1, 2006
-------------------
    Peter K. Werner

                                EXHIBIT INDEX

EXHIBIT

(i)  Opinion and Consent of Counsel as to Legality of Securities Being
     Registered.

(j)  Accountant's Consent.